OMB APPROVAL
                                                 OMB Number:       3235-0570
                                                 Expires:  August 31, 2010
                                                 Estimated average burden
                                                 hours per response.....18.9



                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21654

                         Pioneer Floating Rate Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  November 30


Date of reporting period:  December 1, 2007 through November 30, 2008


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


Pioneer Floating
Rate Trust

--------------------------------------------------------------------------------
Annual Report | November 30, 2008
--------------------------------------------------------------------------------


Ticker Symbol: PHD


[LOGO]Pioneer
      Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents

Letter to Shareowners                                         2
Portfolio Management Discussion                               4
Portfolio Summary                                             8
Prices and Distributions                                      9
Performance Update                                           10
Schedule of Investments                                      11
Financial Statements                                         24
Notes to Financial Statements                                29
Report of Independent Registered Public Accounting Firm      39
Approval of Investment Advisory Agreement                    42
Trustees, Officers and Service Providers                     46


                   Pioneer Floating Rate Trust  | Annual Report | 11/30/08     1

President's Letter

Dear Shareowner,

Stock and bond markets around the globe this year have experienced one of their most tumultuous periods in history. Investors have witnessed volatility of a magnitude that many have never before seen. Distance often provides the best vantage point for perspective. Still, we believe that the benefits of basic investment principles that have stood the test of time -- even in the midst of market turmoil -- cannot be underestimated.

First, invest for the long term. The founder of Pioneer Investments, Philip L. Carret, began his investment career during the 1920s. One lesson he learned is that while great prosperity affords an advantageous time for selling stocks, extreme economic slumps can create opportunities for purchase. Indeed, many of our portfolio managers, who follow the value-conscious investing approach of our founder, are looking at recent market conditions as an opportunity to buy companies whose shares we believe have been unjustifiably beaten down by indiscriminate selling, but that we have identified as having strong prospects over time. While investors may be facing a sustained market downturn, we continue to believe that patience, along with staying invested in the market, are important considerations for long-term investors.

A second principle is to stay diversified across different types of investments. The global scope of the current market weakness poses challenges for this basic investment axiom. But the turbulence makes now a good time to reassess your portfolio and make sure that your investments continue to meet your needs. We believe you should work closely with your financial advisor to find the mix of stocks, bonds and money market assets that is best aligned to your particular risk tolerance and investment objective.

As the investment markets sort through the continuing crisis in the financial industry, we are staying focused on the fundamentals and risk management. With more than 80 years of experience behind us, we have learned how to navigate turbulent markets. At Pioneer Investments, risk management has always been a critical part of our culture -- not just during periods of extraordinary volatility. Our investment process is based on fundamental research, quantitative analysis and active portfolio management. This three-pillared process, which we apply to each of our portfolios, is supported by an integrated team approach and is designed to carefully balance risk and reward. While we


2    Pioneer Floating Rate Trust  | Annual Report | 11/30/08
see potential chances for making money in many corners of the market, it takes research and experience to separate solid investment opportunities from speculation.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. Thank you for investing with Pioneer.


Respectfully,

/s/ Daniel K. Kingsbury


Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.


Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of the opinion of Trust management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Please consider the Trust's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus containing this information. Please read the information carefully.


                   Pioneer Floating Rate Trust  | Annual Report | 11/30/08     3

Portfolio Management Discussion | 11/30/08

Senior Secured bank loans traded down during the 12 months ended November 30, 2008. Bank loan prices fell to historic lows during the final two months of the period. This was driven by the continued negative influence from the credit turmoil and the financial system as a whole. In the following interview, portfolio managers Mark Okada and Joseph Dougherty of Highland Capital Management discuss the factors that affected the performance of Pioneer Floating Rate Trust during the 12 months ended November 30, 2008.

Q    How did the Trust perform during the 12 months ended November 30, 2008?

A For the one-year period ended November 30, 2008, Pioneer Floating Rate Trust returned -44.40% at net asset value. The market price return over that same one-year period was -52.10%. The Trust's benchmark, the Credit Suisse ("CS") Leveraged Loan Index, returned -25.73% and the Barclays Capital (formerly Lehman Brothers) High Yield Loans Performing Index returned -27.09% for the same period. Neither index employed leverage as the Trust does. At the end of November 2008, the Trust was selling at a discount of market price to net asset value of -19.95%. Unlike open-ended funds, a closed-end fund's market price per share goes up and down based on supply and demand, irrespective of a fund's net asset value per share. It isn't unusual to find closed-end funds trading at a discount to the trust's net asset value. At the end of the period, closed-end funds on average were trading at a discount to their actual underlying value.

     The Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the $U.S.-denominated leveraged loan market. The index inception is January 1992. The index frequency is monthly. New loans are added to the index on their issuance date if they qualify according to the following criteria: Loans must be rated "5B" or lower; only funded term loans are included; the original maturity must be at least one year; and the Issuers must be domiciled in developed countries (Issuers from developing countries are excluded). (Source: Credit Suisse, Description and Inclusion Rules of the Credit Suisse Leveraged Loan Index, January 18,
     2006). The Barclays Capital High Yield Bank Loan Performing Index provides broad and comprehensive total return metrics of the universe of syndicated term loans. To be included in the index, a bank loan must be dollar denominated, have at least $150 million funded loan, a minimum term of one year, and a minimum initial spread of LIBOR+125. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Trust returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.


4    Pioneer Floating Rate Trust  | Annual Report | 11/30/08

     Index returns assume reinvestment of all dividends and distributions, if any. Indices are unmanaged, have no fees or costs and are not available for investment. The performance of the indices may be materially different from the individual performance attained by a specific investor. In addition, the investors' holdings may differ significantly from the securities that comprise the indices. The indices have not been selected to represent an appropriate benchmark to compare an investor's performance, but rather are disclosed to allow for comparison of the investor's performance to that of certain well-known and widely recognized indices.

Q Can you explain the Trust's underperformance compared to the bank loan indices during the 12-month period ended November 30, 2008?

A Underperformance during the period was driven in part by the Trust's use of leverage, a slightly lower average credit quality than the broad loan universe, a lack of liquidity in the marketplace, and the relatively poor performance of some of the Trust's media, real estate and automotive positions. The Pioneer Floating Rate Trust utilizes leverage, which tends to magnify returns, both positive and negative. The Trust's decline in net asset value resulted in a greater proportion of leveraged assets during the reporting period. We believe the use of leverage for investment purposes can increase investment opportunity and, as we saw over the last 12 months, can also increase investment risk. The Trust utilizes financial leverage primarily to increase the dividend yield to shareowners.

     The Trust invests in companies where management feels the underlying value is good relative to the interest received and the price offered. We do this in an effort to maximize total return over the long term, regardless of the impact on the Trust's weighted average ratings, which over the period were slightly lower than the Credit Suisse Index. In the prevailing credit and financial turmoil seen over the period, lower-rated positions have tended to trade down more than the overall market. As a point of reference, the BB (or higher) -rated subset of the Credit Suisse Index traded down from 95 to 73, versus the B (or lower)-rated subset of the Credit Suisse Index, which traded down from 94 to 59 from November 2007 to November 2008. Finally, the Trust's performance was impacted by challenges presented in the media, real estate and automotive sectors, which dramatically impacted a few of the Trust's larger positions.

Q What types of investments had the greatest influence on the Trust's performance during the 12-month period ended November 30, 2008?

A As noted above, the Trust's performance was hurt in part by the troubles felt in the media, real estate and automotive markets. The troubles in these sectors have been well documented by the popular press since the credit crunch began in the summer of 2007. Media concerns have seen falling advertising revenues as companies dependent on consumers have been hurt


                   Pioneer Floating Rate Trust  | Annual Report | 11/30/08     5
     by a decrease in discretionary spending, which has led them to cut their advertising budgets. Media positions in the Trust that detracted from performance include Seven Media Group (SMG H5 P&Y, Ltd.), Tribune Co. and Univision Communication, Inc. Real estate and real estate-intensive holdings, including many of those in the Gaming and Leisure sector, have been impacted by the serious downturn in the domestic real estate market. Positions detracting from the Trust's performance include Metroflag BP LLC, Ginn LA Conduit Lender, Inc., Realogy Corp. and Lake at Las Vegas Joint Venture. Automotive companies have experienced an unprecedented drop in demand that has impacted the industry deeply enough to spur federal government bailout proposal talks during the fourth quarter of 2008. Automotive-related positions held in the Trust that detracted from performance during the period included Ford Motor Co. and Delphi Corp.

Q    What is your investment outlook?

A The broader market is going through considerable turmoil, with consolidation and government intervention in major segments of the economy, including the financial and automotive sectors. Once the broader-market volatility subsides, we believe loan market performance will be driven more by fundamentals and less by technical supply/demand factors. While we do expect defaults to rise, we believe the fundamental strength of corporate borrowers remains greater than current price levels indicate, and that recent collateral and interest coverage levels suggest the corporate bank loan market is fundamentally solid. At these current depressed prices, we anticipate several long-term buying opportunities. We believe some degree of pricing support will come to the corporate bank loan market once confidence is restored in the global credit markets and as buyers re-enter.


Please refer to the Schedule of Investments on pages 11-23 for a full listing of Trust securities.

Information regarding the Trust's principal investment risks is contained in the Trust's original offering prospectus. Please refer to this document when considering the Trust's risks.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk. The Trust may invest in securities of issuers that are in default or that are in bankruptcy.

When interest rates rise, the prices of fixed-income securities in the Trust will generally fall. Conversely, when interest rates fall the prices of fixed-income securities in the Trust will generally rise. The floating-rate feature of the Trust means that the Trust will not experience capital appreciation in a declining interest-rate environment. Investments in the Trust are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.


6    Pioneer Floating Rate Trust  | Annual Report | 11/30/08

The Trust may invest in derivative securities, which may include futures and options. These types of instruments can increase price fluctuation.

The Trust is not limited in the percentage of its assets that may be invested in floating-rate senior loans and other securities deemed to be illiquid. Illiquid securities may be difficult to dispose of at a fair price at the times when the Trust believes it is desirable to do so and their market price is generally more volatile than that of more liquid securities. Illiquid securities are also more difficult to value, and investment of the Trust's assets in illiquid securities may restrict the Trust's ability to take advantage of market opportunities.

The Trust currently uses leverage through the issuance of preferred shares. The Trust also is authorized to borrow from banks and to issue debt securities, which are other forms of leverage. Leverage creates significant risks, including the risk that the Trust's income or capital appreciation will not be sufficient to cover the cost of leverage, which may adversely affect the return for the holders of common shares.

The Trust is not diversified, which means that it can invest a higher percentage of its assets in any one issuer than a diversified fund. Being non-diversified may magnify the Trust's losses from adverse events affecting a particular issuer.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of the opinion of the Trust's sub-adviser as of the date of this report. These statements should not be relied upon for any other purposes.


                   Pioneer Floating Rate Trust  | Annual Report | 11/30/08     7

Portfolio Summary | 11/30/08

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[The following data was represented as a pie chart in the printed material]

Senior Secured Loans                                     86.7%
Corporate Bonds                                           9.8%
Temporary Cash Investment                                 3.0%
Collateralized Loan Obligations                           0.4%
Common Stock                                              0.1%
Claims*                                                   0.0%
Warrants*                                                 0.0%

*Amount is less than 0.1%


Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio; based on S&P ratings.)

[The following data was represented as a pie chart in the printed material]

A                                                         0.9%
BBB                                                       0.3%
BB                                                        9.1%
B                                                        52.6%
CCC                                                      14.3%
CC                                                        1.1%
D                                                         0.3%
Not Rated*                                               18.4%
Cash Equivalents                                          3.0%

The portfolio is actively managed and current holdings may be different.
* These securities are judged to be similar but slightly lower in quality than the rest of the portfolio.


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)*

 1.   Broadstripe LLC, First Lien Term Loan, 9.2%, 6/30/11                                         5.01%
 2.   Mylan, Inc., U.S. Tranche B Term Loan, 6.625%--7.063%, 10/2/14                               4.09
 3.   Azithromycin Royalty Sub LLC, 16.0%, 5/15/19 (144A)                                          3.44
 4.   HCA, Inc., Tranche B Term Loan, 6.012%, 11/18/13                                             2.96
 5.   Solutia, Inc., Term Loan, 8.5%, 2/28/14                                                      2.89
 6.   Wm. Wrigley Jr. Co., Tranche B Term Loan, 7.75%, 9/30/14                                     2.31
 7.   Talecris Biotherapeutics Holdings Corp., First Lien Term Loan, 4.91%--6.31%, 12/6/13         2.27
 8.   Charter Communications Operating LLC, Replacement Term Loan, 3.63%--5.47%, 3/6/14            2.18
 9.   Cricket Communications, Inc., Term Loan B, 7.262%, 6/16/13                                   2.10
10.   SMG H5 Pty, Ltd., Facility Term Loan A, 9.485%--10.51%, 12/24/12                             2.07

* This list excludes temporary cash, derivative investments and short positions. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


8    Pioneer Floating Rate Trust  | Annual Report | 11/30/08

Prices and Distributions | 11/30/08

Market Value per Common Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         11/30/08         11/30/07
--------------------------------------------------------------------------------
                         $ 6.90           $ 16.79
--------------------------------------------------------------------------------
Market Discount           19.95%              7.1%
--------------------------------------------------------------------------------

Net Asset Value per Common Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         11/30/08         11/30/07
--------------------------------------------------------------------------------
                         $ 8.62           $ 18.07
--------------------------------------------------------------------------------

Distributions per Common Share: 12/1/07-11/30/08
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Net
      Investment              Short-Term          Long-Term
       Income               Capital Gains       Capital Gains
--------------------------------------------------------------------------------
$ 1.7036                     $ 0.2213            $ 0.1267
--------------------------------------------------------------------------------

Yields
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                               11/30/08         11/30/07
--------------------------------------------------------------------------------
Distribution Yield at Market Price             24.69%           11.35%
--------------------------------------------------------------------------------
Distribution Yield at Net Asset Value          19.76%           10.54%
--------------------------------------------------------------------------------
30-day SEC Yield                               25.60%           15.14%
--------------------------------------------------------------------------------

Past performance data quoted represents past performance, which is no guarantee of future results.


                   Pioneer Floating Rate Trust  | Annual Report | 11/30/08     9

Performance Update | 11/30/08

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in market value, including reinvestment of dividends and distributions, of a $10,000 investment made in common shares of Pioneer Floating Rate Trust, compared to that of the Credit Suisse ("CS") Leveraged Loan Index, an index of senior secured U.S. dollar denominated loans.

--------------------------------------------------------------------------------
Cumulative Total Returns
(As of November 30, 2008)
--------------------------------------------------------------------------------
                             Net Asset           Market
 Period                      Value ("NAV")       Value
--------------------------------------------------------------------------------
Life-of-Trust
(12/23/04)                   -32.86%             -48.78%
--------------------------------------------------------------------------------
1 Year                       -44.40              -52.10
--------------------------------------------------------------------------------


[The following data was represented as a mountain chart in the printed material]

Value of $10,000 Investment

                    Pioneer
                 Floating Rate     CS Leveraged
                     Trust          Loan Index
12/04                10,000           10,000
11/05                 9,023           10,033
11/06                10,913           10,054
11/07                10,693            9,880
11/08                 5,122            9,211

Call 1-800-225-6292 or visit pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below Net Asset Value "NAV", due to such factors as interest rate changes, and the perceived credit quality of borrowers.

Total investment return does not reflect broker sales charges or commissions. All performance is for common shares of the Trust.

Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV per common share is total assets less total liabilities, which includes preferred shares, divided by the number of common shares outstanding.

When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher than market price, dividends are assumed to be reinvested at prices obtained under the Trust's dividend reinvestment plan.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Trust distributions.

Index comparison begins on 12/31/04. The CS Leveraged Loan Index is a representative index of tradeable, senior, secured U.S. dollar-denominated loans. The index began in January 1992. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Trust returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.


10    Pioneer Floating Rate Trust  | Annual Report | 11/30/08

Schedule of Investments | 11/30/08

--------------------------------------------------------------------------------------------------------
Principal             S&P/Moody's
Amount                Ratings
USD ($)               (unaudited)                                                       Value
--------------------------------------------------------------------------------------------------------
                                   COLLATERALIZED LOAN
                                   OBLIGATIONS -- 0.7% of Net Assets
                                   Financial -- 0.7%
 1,000,000(a)(b)       BBB/Baa2    ACA, Ltd. 2007-1A D, 7.103%, 6/15/22 (144A)          $    150,000
 1,000,000(a)(b)       BBB/Baa2    Goldman Sachs Asset Management, Plc, 2007-
                                   1A D, 5.943%, 8/1/22 (144A)                               200,000
 1,000,000(a)(b)       BBB/Baa2    Gulf Stream Sextant, Ltd., 2007-1A D, 5.216%,
                                   6/17/21 (144A)                                            204,890
 1,000,000(a)(b)        BB/Ba2     Landmark CDO, Ltd., 2007-9A E, 8.253%,
                                   4/15/21 (144A)                                            151,700
 1,000,000(a)(b)       BBB/Baa2    Primus, Ltd., 2007-2A D, 7.153%,
                                   7/15/21 (144A)                                            173,600
 1,000,000(a)(b)        BB/Ba2     Rampart, Ltd., 2006-1A, 8.053%,
                                   4/18/21 (144A)                                            137,900
 1,000,000(a)(b)        BB/Ba2     Stanfield McLaren, Ltd., 2007-1A B2L, 6.681%,
                                   2/27/21 (144A)                                            156,800
 2,000,000(a)(b)       BBB/Baa2    Stone Tower, Ltd., 2007-6A C, 5.9%,
                                   4/17/21 (144A)                                            340,000
----------------------------------------------------------------------------------------------------
                                   TOTAL COLLATERALIZED LOAN OBLIGATIONS
                                   (Cost $6,078,475)                                    $  1,514,890
----------------------------------------------------------------------------------------------------
                                   SENIOR SECURED FLOATING RATE LOAN
                                   INTERESTS -- 163.2% of Net Assets*
                                   Aerospace -- 4.4%
 2,390,253              B+/Ba3     AWAS Capital, Inc., First Lien Term Loan,
                                   5.0%, 3/24/13                                        $  1,597,485
   990,000              B/Ba2      Delta Airlines, Inc., Credit-Linked Deposit Loan,
                                   1.259% -- 3.899%, 4/30/12                                 674,438
   478,788               B/B2      Delta Airlines, Inc., Second Lien Term Loan,
                                   5.831%, 4/30/14                                           245,618
 2,602,093(a)           B+/B1      DTN, Inc., Tranche C Term Loan,
                                   7.815%-7.819%, 3/10/13                                  2,166,242
   902,972(c)         CCC+/Caa2    IAP Worldwide Services, Inc., First Lien Term Loan,
                                   8.063%, 12/30/12                                          568,872
 2,905,638              B/Ba3      Northwest Airlines, Inc., Term Loan,
                                   3.54%, 8/21/13                                          2,174,391
 3,700,000              B-/B3      US Airways Group, Inc., Term Loan,
                                   3.936%, 3/21/14                                         1,750,100
                                                                                        ------------
                                                                                        $  9,177,146
----------------------------------------------------------------------------------------------------
                                   Broadcasting -- 3.4%
11,115,966              B-/B1      Univision Communications, Inc., Initial Term Loan,
                                   3.686%, 9/29/14                                      $  5,052,207
 3,779,661              CCC/B2     Young Broadcasting, Inc., Term Loan,
                                   5.25%-6.313%, 11/3/12                                   2,120,390
                                                                                        ------------
                                                                                        $  7,172,597
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Floating Rate Trust  | Annual Report | 11/30/08     11

--------------------------------------------------------------------------------------------------------
Principal             S&P/Moody's
Amount                Ratings
USD ($)               (unaudited)                                                       Value
--------------------------------------------------------------------------------------------------------
                                   Cable/Wireless Video -- 23.4%
EURO   752,152          B/NR       Amsterdamse Beheer-EN Consultingmaatschappij
                                   B.V., Casema Facility Term Loan B-1,
                                   5.892%, 9/13/14                                      $    827,553
EURO   390,705(a)       B/NR       Amsterdamse Beheer-EN Consultingmaatschappij
                                   B.V., Casema Facility Term Loan B-2,
                                   5.892%, 9/13/14                                           429,873
EURO 1,142,857          B/NR       Amsterdamse Beheer-EN Consultingmaatschappij
                                   B.V., Casema Facility Term Loan C,
                                   6.392%, 9/13/15                                         1,257,426
EURO   857,143          B/NR       Amsterdamse Beheer-EN Consultingmaatschappij
                                   B.V., Kabelcom Facility Term Loan B,
                                   5.892%, 9/13/14                                           943,069
EURO   857,143          B/NR       Amsterdamse Beheer-EN Consultingmaatschappij
                                   B.V., Kabelcom Facility Term Loan C,
                                   6.392%, 9/13/15                                           943,069
    19,591,675(a)(c)  CCC+/Caa2    Broadstripe LLC, First Lien Term Loan,
                                   9.2%, 6/30/11                                          19,235,498
     1,428,203(a)       NR/NR      Broadstripe LLC, Revolver Credit Loan,
                                   9.2%-11.42%, 6/30/11                                    1,406,780
    11,331,203          B+/B1      Cequel Communications LLC, Term Loan,
                                   4.235%--6.334%, 11/5/13                                 7,658,001
    12,345,823          B-/B1      Charter Communications Operating LLC,
                                   Replacement Term Loan, 3.63%-5.47%, 3/6/14              8,382,295
     6,912,500(a)       B/B2       Knology, Inc., Term Loan, 6.4%, 6/30/12                 4,320,313
     4,900,000          B-/B2      WideOpenWest Finance LLC, First Lien Term Loan,
                                   5.149%-6.269%, 6/28/14                                  2,927,750
     1,966,109(a)(c)   B-/Caa1     WideOpenWest Finance LLC, Second Lien Term
                                   Loan, 9.85%, 6/29/15                                      884,749
                                                                                        ------------
                                                                                        $ 49,216,376
----------------------------------------------------------------------------------------------------
                                   Chemicals -- 5.3%
    14,899,937          B+/B1      Solutia, Inc., Term Loan, 8.5%, 2/28/14              $ 11,100,453
----------------------------------------------------------------------------------------------------
                                   Consumer-Durables -- 0.6%
     1,523,966(a)       B/B1       Rexair LLC, First Lien Term Loan,
                                   8.012%, 6/30/10                                      $  1,219,173
----------------------------------------------------------------------------------------------------
                                   Consumer-Non-Durables -- 1.7%
       989,975(a)       B/B3       Appleseed's Intermediate Holdings, Inc., First Lien
                                   Term Loan, 5.44%, 4/30/13                            $    470,238
       616,029          B-/B2      Solo Cup Co., Term Loan B-1,
                                   4.92%-6.72%, 2/27/11                                      510,021
     3,977,797        CCC+/B1      Spectrum Brands, Inc., Dollar Term Loan B,
                                   5.768%-8.32%, 3/30/13                                   2,410,545
       201,369(a)     CCC+/B1      Spectrum Brands, Inc., LC Loan, 2.7%, 3/30/13             122,030
                                                                                        ------------
                                                                                        $  3,512,834
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

12    Pioneer Floating Rate Trust  | Annual Report | 11/30/08

--------------------------------------------------------------------------------------------------------
Principal             S&P/Moody's
Amount                Ratings
USD ($)               (unaudited)                                                       Value
--------------------------------------------------------------------------------------------------------
                                   Diversified Media -- 13.0%
     8,609,375(a)       B/Ba3      Cydcor, Inc., First Lien Tranche B Term Loan,
                                   9.0%, 2/5/13                                         $  7,533,203
EURO   968,816           B/NR      Mediannuaire Holding, Term Loan B-2,
                                   6.204%, 10/10/14                                         504,028
EURO   968,816           B/NR      Mediannuaire Holding, Term Loan C,
                                   6.704%, 10/9/15                                          504,028
     7,834,487(a)     CCC+/Ba3     Metro-Goldwyn-Mayer, Inc., Tranche B Term Loan,
                                   7.012%, 4/9/12                                         3,629,044
     3,500,000        CCC/Caa2     Penton Media Holdings, Inc., Second Lien Term
                                   Loan, 8.42%, 2/1/14                                    1,531,250
AUD 19,523,810          B-/NR      SMG H5 Pty, Ltd., Facility Term Loan A,
                                   9.485%--10.51%, 12/28/12                               7,967,367
    11,850,000        CCC/Caa1     Tribune Co., Initial Tranche B Advance Term Loan,
                                   6.0%, 6/4/14                                           3,446,371
     2,730,667        CCC/Caa1     Tribune Co., Tranche X Advance Term Loan,
                                   7.084%, 6/4/09                                         1,143,467
     1,395,209(a)      B-/B2       Wallace Theater Corp., First Lien Term Loan,
                                   6.56%--7.02%, 8/9/09                                   1,046,406
                                                                                        ------------
                                                                                        $ 27,305,164
----------------------------------------------------------------------------------------------------
                                   Energy -- 7.2%
     2,200,000(a)      B+/B1       Big West Oil LLC, Delayed Advance Term Loan,
                                   5.25%, 5/15/14                                       $  1,320,000
     1,750,000         B+/B1       Big West Oil LLC, Initial Advance Term Loan,
                                   5.25%, 5/15/14                                          1,050,000
       582,918(a)       B/B2       Coffeyville Resources LLC, Funded LC Loan,
                                   3.783%, 12/28/10                                          436,217
     1,882,159          B/B2       Coffeyville Resources LLC, Tranche D Term Loan,
                                   5.75%-6.633%, 12/30/13                                  1,408,482
     4,995,000(a)      NR/NR       Crusader Energy Group, Inc., Second Lien Term
                                   Loan, 11.25%, 7/17/13                                   3,621,375
     2,000,000(a)     B-/Caa2      III Exploration II, L.P., Second Lien Term Loan,
                                   9.5%, 4/29/14                                             600,000
     2,956,125(a)      B-/B2       III Exploration II, L.P., Term Loan, 6.5%, 10/29/13     1,758,894
       645,369(a)(d)   NR/NR       Monitor U.S. Finco, Inc., Second Lien Term Loan,
                                   17.198%, 1/11/15                                          306,550
     1,000,000(a)       B/B2       Panda Hereford Ethanol, L.P., Tranche A Term
                                   Loan, 7.186%, 7/28/13                                     650,000
     1,250,000         NR/NR       TARH E&P Holdings, L.P., First Lien Term Loan,
                                   7.92%, 6/29/12                                            781,250
     4,923,205(a)(c)  CCC+/NR      Value Creation, Inc., Term Loan,
                                   11.789%, 7/7/12                                         1,969,282
     2,000,000         B/Caa1      Venoco, Inc., Second Lien Term Loan,
                                   6.25%, 5/7/14                                           1,335,000
                                                                                        ------------
                                                                                        $ 15,237,050
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Floating Rate Trust  | Annual Report | 11/30/08     13

--------------------------------------------------------------------------------------------------------
Principal             S&P/Moody's
Amount                Ratings
USD ($)               (unaudited)                                                       Value
--------------------------------------------------------------------------------------------------------
                                   Financial -- 1.5%
       680,012(a)       B/B2       HUB International Holdings, Inc., Delayed Draw
                                   Term Loan, 6.262%, 6/13/14                           $    423,308
     3,025,429          B/B2       HUB International Holdings, Inc., Initial Term Loan,
                                   6.262%, 6/13/14                                         1,883,330
     1,000,000(a)      NR/Ba2      Kepler Holdings, Ltd., Term Loan,
                                   9.313%, 6/30/09                                           850,000
                                                                                        ------------
                                                                                        $  3,156,638
----------------------------------------------------------------------------------------------------
                                   Food & Tobacco -- 6.7%
       982,500(a)      B+/Ba3      Aramark Canada, Ltd., Canadian Term Loan,
                                   5.637%, 1/27/14                                      $    737,797
     4,937,500         B-/B2       Pinnacle Foods Finance LLC, Term Loan,
                                   5.6%-6.803%, 4/2/14                                     3,390,418
     1,969,998         B-/B1       Sturm Foods, Inc., Initial First Lien Term Loan,
                                   5.875%--6.0%, 1/31/14                                   1,186,924
     9,500,000         BB+/NR      Wm. Wrigley Jr. Co., Tranche B Term Loan,
                                   7.75%, 9/30/14                                          8,874,948
                                                                                        ------------
                                                                                        $ 14,190,087
----------------------------------------------------------------------------------------------------
                                   Forest Products & Containers -- 0.3%
       756,135(a)      B/Ba3       Newark Group, Inc., Credit-Link LC Loan,
                                   7.94%, 3/9/13                                        $    529,295
       170,304(a)      B/Ba3       Newark Group, Inc., Term Loan, 8.86%, 3/9/13              119,213
                                                                                        ------------
                                                                                        $    648,508
----------------------------------------------------------------------------------------------------
                                   Gaming & Leisure -- 9.1%
     2,428,571         B+/B3       Alpha Topco, Ltd., Facility Term Loan B-1,
                                   3.681%, 12/31/13                                     $  1,629,571
     1,669,643(a)      B+/B3       Alpha Topco, Ltd., Facility Term Loan B-2,
                                   3.681%, 12/31/13                                        1,120,330
     5,000,000(a)      NR/NR       Fontainebleau Florida Hotel LLC, Tranche C Term
                                   Loan, 8.819%, 6/6/12                                    4,550,000
     1,333,333         B-/B3       Fontainebleau Las Vegas LLC, Initial Term Loan,
                                   6.065%, 6/6/14                                            473,333
     2,369,368(a)(d)  NR/Caa3      Ginn LA Conduit Lender, Inc., First Lien Tranche A
                                   Credit-Linked Deposit Loan, 8.5%, 6/8/11                  296,171
     5,077,235(d)     NR/Caa3      Ginn LA Conduit Lender, Inc., First Lien Tranche B
                                   Term Loan, 9.5%, 6/8/11                                   634,654
       587,649(a)(d)  NR/Caa3      Lake at Las Vegas Joint Venture, Revolving Credit-
                                   Linked Deposit Account Loan, 15.1%, 6/20/12                50,930
     1,765,105(a)     NR/Caa3      Lake at Las Vegas Joint Venture, Term Loan,
                                   10.936%, 7/16/09                                        1,765,105
     5,228,589(c)(d)  NR/Caa3      Lake at Las Vegas Joint Venture, Term Loan,
                                   15.1%, 6/20/12                                            453,146
     3,500,000(a)     CCC+/B2      MetroFlag BP LLC, Second Lien Term Loan,
                                   12.0%, 1/6/09                                             525,000

The accompanying notes are an integral part of these financial statements.

14    Pioneer Floating Rate Trust  | Annual Report | 11/30/08

--------------------------------------------------------------------------------------------------------
Principal             S&P/Moody's
Amount                Ratings
USD ($)               (unaudited)                                                       Value
--------------------------------------------------------------------------------------------------------
                                   Gaming & Leisure -- (continued)
     2,960,994(a)(d)    D/B1       Pivotal Promontory LLC, First Lien Term Loan,
                                   7.5%, 8/31/10                                        $  1,036,348
     1,000,000(a)       B/B1       WAICCS Las Vegas 3 LLC, First Lien Term Loan,
                                   4.936%, 2/1/09                                            825,000
     4,500,000(a)      B/Caa2      WAICCS Las Vegas 3 LLC, Second Lien Term Loan,
                                   10.436%, 2/1/09                                         2,812,500
     4,568,331         B+/B1       Yellowstone Mountain Club LLC, First Lien Term
                                   Loan, 15.0%, 9/30/10                                    2,957,995
        91,430(a)      B+/B1       Yellowstone Mountain Club LLC, Term Loan,
                                   15.0%, 12/3/08                                             90,973
                                                                                        ------------
                                                                                        $ 19,221,056
----------------------------------------------------------------------------------------------------
                                   Healthcare -- 25.7%
     1,931,072          B/B3       Aveta, Inc., MMM Original Term Loan,
                                   6.94%, 8/22/11                                       $  1,303,473
       286,870          B/B3       Aveta, Inc., NAMM New Term Loan,
                                   6.94%, 8/22/11                                            193,637
       516,926          B/B3       Aveta, Inc., NAMM Original Term Loan,
                                   6.94%, 8/22/11                                            348,925
     1,582,558          B/B3       Aveta, Inc., PHMC Acquisition Term Loan,
                                   6.94%, 8/22/11                                          1,068,226
     5,221,919         CCC/B1      CCS Medical, Inc., First Lien Term Loan,
                                   7.02%, 9/30/12                                          2,845,946
       714,286(a)       B/B1       Fenwal, Inc., First Lien Delayed Draw Term Loan,
                                   4.446%-5.25%, 2/28/14                                     467,857
     4,221,429          B/B1       Fenwal, Inc., Initial First Lien Term Loan,
                                   4.446%, 2/28/14                                         2,765,036
     1,299,789        BB/Baa3      Fresenius SE, Tranche B-1 Term Loan,
                                   6.75%, 9/10/14                                          1,189,307
       700,211        BB/Baa3      Fresenius SE, Tranche B-2 Term Loan,
                                   6.75%, 9/10/14                                            640,693
     2,000,000(a)      B+/NR       Graceway Pharmaceuticals LLC, Mezzanine Loan,
                                   12.012%, 11/1/13                                          500,000
    15,146,459         B+/Ba3      HCA, Inc., Tranche B Term Loan,
                                   6.012%, 11/18/13                                       11,392,985
     4,000,000         A-/NR       Life Technologies Corp., Facility Term Loan B ,
                                   6.0%, 11/21/15                                          3,665,000
     2,961,832        CCC+/B2      LifeCare Holdings, Term Loan, 7.67%, 8/11/12            1,703,053
     1,000,000(a)     B-/Caa1      Medical Staffing Network, Inc., Second Lien Term
                                   Loan, 8.749%, 7/2/14                                      725,000
    19,418,568        BB-/Ba3      Mylan, Inc., U.S. Tranche B Term Loan,
                                   6.625%-7.063%, 10/2/14                                 15,720,942
     9,825,000(a)      B/Caa1      Talecris Biotherapeutics Holdings Corp., First Lien
                                   Term Loan, 4.91%-6.31%, 12/6/13                         8,719,688

The accompanying notes are an integral part of these financial statements.

                  Pioneer Floating Rate Trust  | Annual Report | 11/30/08     15

--------------------------------------------------------------------------------------------------------
Principal             S&P/Moody's
Amount                Ratings
USD ($)               (unaudited)                                                       Value
--------------------------------------------------------------------------------------------------------
                                   Healthcare -- (continued)
     1,232,934(a)       B/B1       Triumph Healthcare Second Holdings LLC, Term
                                   Loan, 4.423%-6.42%, 7/28/13                          $    924,700
                                                                                        ------------
                                                                                        $ 54,174,468
----------------------------------------------------------------------------------------------------
                                   Housing -- 2.6%
     5,457,251(c)      B-/B3       Atrium Companies, Inc., Closing Date Term Loan,
                                   12.5%-13.27%, 5/31/12                                $  3,274,350
     2,084,621          B/B1       Custom Building Products, Inc., First Lien Term
                                   Loan, 3.673%-4.485%, 10/29/11                           1,375,850
     1,898,382(c)     CCC/Caa1     Rhodes Companies LLC, First Lien Term Loan,
                                   7.262%, 11/21/10                                          806,812
                                                                                        ------------
                                                                                        $  5,457,012
----------------------------------------------------------------------------------------------------
                                   Information Technology -- 11.5%
     2,543,263(a)       B/B1       Applied Systems, Inc., Term Loan,
                                   6.016%-6.262%, 9/26/13                               $  2,098,192
     2,330,913         B+/Ba1      Freescale Semiconductor, Inc., Term Loan,
                                   4.6%, 11/29/13                                          1,361,400
     2,354,539         B-/B1       Infor Enterprise Solutions Holdings, Inc., Delayed
                                   Draw Term Loan, 7.52%, 7/28/12                          1,312,656
     2,962,500(a)      B-/B1       Infor Enterprise Solutions Holdings, Inc., Dollar
                                   Tranche B-1 First Lien Term Loan,
                                   6.52%, 7/28/12                                          1,651,594
     4,512,866         B-/B1       Infor Enterprise Solutions Holdings, Inc., Initial
                                   U.S. Term Loan, 7.52%, 7/28/12                          2,515,923
     1,466,667        B-/Caa2      Infor Enterprise Solutions Holdings, Inc., Second
                                   Lien Delayed Draw Term Loan, 10.012%, 3/2/14              291,500
     2,533,333        B-/Caa2      Infor Enterprise Solutions Holdings, Inc., Second
                                   Lien Initial Dollar Term Loan, 10.012%, 3/2/14            459,167
       594,999(a)       B/B2       Inovis International, Inc., Term Loan,
                                   6.0%%, 11/15/09                                           580,124
     4,593,023          B/B1       Keane International, Inc., Closing Date Term Loan,
                                   6.02%, 6/4/13                                           2,227,616
       348,837(a)       B/B1       Keane International, Inc., Synthetic LC Loan,
                                   6.02%, 6/4/13                                             169,186
     3,327,536          B/B1       Serena Software, Inc., Term Loan, 5.0%, 3/10/13         2,246,087
     5,000,000         B+/Ba3      SunGard Data Systems, Inc., Incremental Term
                                   Loan, 6.75%, 2/28/14                                    4,037,500
     6,769,300         B+/Ba3      SunGard Data Systems, Inc., New U.S. Term Loan,
                                   3.518%-4.138%, 2/28/14                                  4,803,028
       938,462(a)       B/NR       Verint Systems, Inc., Term Loan,
                                   4.659%, 5/27/14                                           539,615
                                                                                        ------------
                                                                                        $ 24,293,588
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16    Pioneer Floating Rate Trust  | Annual Report | 11/30/08

--------------------------------------------------------------------------------------------------------
Principal             S&P/Moody's
Amount                Ratings
USD ($)               (unaudited)                                                       Value
--------------------------------------------------------------------------------------------------------
                                   Manufacturing -- 2.8%
       996,924          B/B1       FCI USA, Inc., Facility Term Loan B-1,
                                   4.331%, 11/1/13                                      $    780,093
       996,924(a)       B/B1       FCI USA, Inc., Tranche Term Loan B-5-B,
                                   4.331%, 11/1/13                                           780,093
       950,685         B+/B1       Hunter Defense Technologies, Inc., Term Loan,
                                   6.25%-7.02%, 8/22/14                                      658,350
     5,000,000         BB/Ba2      Manitowoc Company, Inc., Term Loan B,
                                   6.5%, 8/25/14                                           3,610,000
                                                                                        ------------
                                                                                        $  5,828,536
----------------------------------------------------------------------------------------------------
                                   Metals & Minerals -- 2.3%
     1,413,643(a)       B/B3       Essar Steel Algoma, Inc., Term Loan,
                                   4.42%, 6/20/13                                       $  1,060,233
     4,333,662          B/B3       Murray Energy Corp., First Lien Tranche B Term
                                   Loan, 6.938%, 1/28/10                                   3,770,286
                                                                                        ------------
                                                                                        $  4,830,519
----------------------------------------------------------------------------------------------------
                                   Retail -- 11.9%
     8,647,130         B-/B1       Blockbuster, Inc., Tranche B Term Loan,
                                   6.3%-6.95%, 8/20/11                                  $  5,548,578
     3,000,000          B/B1       Dollar General Corp., Tranche B-1 Term Loan,
                                   4.173%-6.17%, 7/7/14                                    2,328,000
     5,000,000          B/B1       Dollar General Corp., Tranche B-2 Term Loan,
                                   4.186%-6.512%, 7/7/14                                   3,706,250
     2,666,667         B-/B3       Guitar Center, Inc., Term Loan, 4.94%, 10/9/14          1,273,333
    15,765,928(a)(d)  CCC/Caa2     Home Interiors & Gifts, Inc., Initial Term Loan,
                                   7.86%-8.02%, 3/31/11                                    3,350,260
       338,762         NR/NR       Movie Gallery, Inc., First Lien Synthetic LC Loan,
                                   9.512%, 3/8/12                                            145,668
     8,760,215(c)      NR/NR       Movie Gallery, Inc., First Lien Term Loan,
                                   9.279%, 3/8/12                                          3,766,892
     5,000,000         BB-/B2      Spirit Finance Corp., Term Loan, 6.193%, 8/1/13         2,375,000
     3,980,099          B/B2       Toys R Us-Delaware, Inc., Tranche B Term Loan,
                                   5.724%, 7/19/12                                         2,486,141
                                                                                        ------------
                                                                                        $ 24,980,122
----------------------------------------------------------------------------------------------------
                                   Service -- 0.6%
     3,303,980         B+/B1       Sabre, Inc., Initial Term Loan,
                                   5.0%-5.42%, 9/30/14                                  $  1,350,961
----------------------------------------------------------------------------------------------------
                                   Telecommunications -- 5.1%
       492,321(a)       B/B3       Aeroflex, Inc., Tranche B-2 Term Loan,
                                   5.938%, 8/15/14                                      $    344,625
     1,000,000         B/Caa1      Hargray Acquisition Co., Second Lien Term Loan,
                                   9.262%, 1/29/15                                           712,500
     3,960,000(a)      B-/Ba3      Integra Telecom Holdings, Inc., First Lien Term
                                   Loan, 6.446%-8.012%, 8/31/13                            2,326,500

The accompanying notes are an integral part of these financial statements.
                  Pioneer Floating Rate Trust  | Annual Report | 11/30/08     17

--------------------------------------------------------------------------------------------------------
Principal             S&P/Moody's
Amount                Ratings
USD ($)               (unaudited)                                                       Value
--------------------------------------------------------------------------------------------------------
                                   Telecommunications -- (continued)
     6,500,000         CC/B1       Level 3 Financing, Inc., Term Loan,
                                   7.0%, 3/13/14                                        $  4,246,665
EURO 1,500,000        BB-/Ba2      Wind Telecomunicazione S.p.A., Facility Term Loan
                                   B-1, 7.723%, 5/27/13                                    1,594,064
EURO 1,500,000        BB-/Ba2      Wind Telecomunicazione S.p.A., Facility Term Loan
                                   C-1, 6.774%-7.935%, 5/26/14                             1,594,064
                                                                                        ------------
                                                                                        $ 10,818,418
----------------------------------------------------------------------------------------------------
                                   Transportation -- 4.9%
     9,075,710         B-/Ba2      Delphi Corp., Initial Tranche C Term Loan,
                                   8.5%, 12/31/08                                       $  2,465,571
       924,290(a)      B-/Ba2      Delphi Corp., Subsequent Tranche C Term Loan,
                                   8.5%, 12/31/08                                            251,099
     9,848,919        CCC+/B1      Ford Motor Co., Term Loan, 4.43%, 12/15/13              4,025,746
     1,611,960(c)(d)    D/Ca       Gainey Corp., Term Loan, 12.5%, 6/30/09                   201,495
     3,940,000(a)      B+/B1       Key Safety Systems, Inc., First Lien Term Loan,
                                   3.686%-6.753%, 3/8/14                                   2,068,500
       669,135(a)      NR/B2       SIRVA Worldwide, Inc., Revolving Credit Loan,
                                   9.5%, 5/12/12                                             344,604
     2,139,325(c)      NR/B2       SIRVA Worldwide, Inc., Second Lien Term Loan,
                                   12.0%, 5/12/15                                            427,865
     1,028,947(a)      NR/B2       SIRVA Worldwide, Inc., Term Loan, 9.5%, 5/14/12           581,355
                                                                                        ------------
                                                                                        $ 10,366,235
----------------------------------------------------------------------------------------------------
                                   Utility -- 10.0%
     3,850,000          B/NR       ANP Funding I LLC, Tranche A Term Loan,
                                   7.65%, 7/29/10                                       $  3,561,250
     2,992,850         NR/NR       Bosque Power Co. LLC, Term Loan,
                                   5.25%, 1/16/15                                          2,080,030
     1,754,777(a)      NR/B1       Coleto Creek Power, L.P., First Lien Synthetic LC
                                   Term Loan, 3.662%, 6/28/13                              1,272,213
     3,605,742         NR/B1       Coleto Creek Power, L.P., First Lien Term Loan,
                                   6.512%, 6/28/13                                         2,614,163
     4,887,500         NR/B1       Coleto Creek Power, L.P., Second Lien Term Loan,
                                   7.762%, 6/28/13                                         3,176,875
     2,009,794(c)(d)   NR/NR       GBGH LLC, First Lien Advance Term Loan,
                                   2.0%, 2/7/14                                            1,798,766
       281,250(a)      NR/B2       Mach Gen LLC, First Lien Synthetic LC Loan,
                                   3.512%, 2/22/13                                           259,031
     2,667,138         NR/B2       Mach Gen LLC, First Lien Term Loan B,
                                   4.196%, 2/22/14                                         2,456,434
       747,290(a)      NR/Ba3      TPF Generation Holdings LLC, First Lien Synthetic
                                   LC Deposit Loan, 3.662%, 12/16/13                         633,328
     3,557,457         NR/Ba3      TPF Generation Holdings LLC, First Lien Term Loan,
                                   5.762%, 12/16/13                                        3,014,945

The accompanying notes are an integral part of these financial statements.

18    Pioneer Floating Rate Trust  | Annual Report | 11/30/08

--------------------------------------------------------------------------------------------------------
Principal             S&P/Moody's
Amount                Ratings
USD ($)               (unaudited)                                                       Value
--------------------------------------------------------------------------------------------------------
                                   Utility -- (continued)
       234,260(a)      NR/Ba3      TPF Generation Holdings LLC, Synthetic Revolver
                                   Deposit Loan, 3.662%, 12/15/11                       $     198,536
                                                                                        -------------
                                                                                        $  21,065,571
-----------------------------------------------------------------------------------------------------
                                   Wireless Communication -- 9.2%
     1,994,962         B+/Ba3      Alltel Communications, Inc., Initial Tranche B-1
                                   Term Loan, 4.123%, 5/15/15                           $   1,900,202
     1,136,812(a)      NR/NR       Clearwire Corp., Delayed Draw Term Loan,
                                   7.48%-9.26%, 7/3/12                                        602,510
     5,644,688         NR/NR       Clearwire Corp., Term Loan,
                                   7.72%-8.21%, 7/3/12                                      2,991,685
     9,775,000         B-/Ba2      Cricket Communications, Inc., Term Loan B,
                                   7.262%, 6/16/13                                          8,061,325
     7,374,760         B/Ba3       MetroPCS Wireless, Inc., Tranche B Term Loan,
                                   3.688%-5.5%, 11/3/13                                     5,778,124
                                                                                        -------------
                                                                                        $  19,333,846
-----------------------------------------------------------------------------------------------------
                                   TOTAL SENIOR SECURED FLOATING RATE
                                   LOAN INTERESTS
                                   (Cost $535,887,285)                                  $ 343,656,358
-----------------------------------------------------------------------------------------------------
                                   CLAIMS -- 0.0% of Net Assets
                                   Aerospace -- 0.0%
     1,200,000(a)(e)   B/Ba3       Northwest Airlines, Inc., ALPA Claim-Escrow, 2.5%    $         825
     2,500,000(a)(e)   NR/Ba3      Northwest Airlines, Inc., Bell Atlantic
                                   Claim-Escrow, 2.5%                                           1,720
     2,500,000(a)(e)   B/Ba3       Northwest Airlines, Inc., EDC Claim-Escrow, 5.32%            1,720
     2,130,600(a)(e)   NR/Ba3      Northwest Airlines, Inc., Flight Attendant
                                   Claim-Escrow, 2.5%                                           1,466
     1,500,000(a)(e)   NR/NR       Northwest Airlines, Inc., GE Claim-Escrow, 2.5%              1,032
     1,264,500(a)(e)   NR/NR       Northwest Airlines, Inc., IAM Claim-Escrow, 2.5%               870
     1,404,900(a)(e)   B/Ba3       Northwest Airlines, Inc., Retiree Claim-Escrow, 2.5%           967
-----------------------------------------------------------------------------------------------------
                                   TOTAL CLAIMS
                                   (Cost $0)                                            $       8,600
-----------------------------------------------------------------------------------------------------
                                   CORPORATE NOTES -- 18.4% of Net Assets
                                   Cable/Wireless Video -- 0.1%
     1,000,000        CCC/Caa3     CCH I LLC, 11.0%, 10/1/15 (144A)                     $     265,000
-----------------------------------------------------------------------------------------------------
                                   Chemicals -- 0.5%
     2,940,000        CCC/Caa1     Georgia Gulf Corp., 9.5%, 10/15/14 (144A)            $     970,200
-----------------------------------------------------------------------------------------------------
                                   Healthcare -- 14.9%
    15,000,000(a)      NR/NR       Azithromycin Royalty Sub LLC, 16.0%,
                                   5/15/19 (144A)                                       $  13,200,000
     9,000,000(a)(c)   NR/NR       Celtic Pharma Phinco B.V., 17.0%,
                                   6/15/12 (144A)                                           6,750,000

The accompanying notes are an integral part of these financial statements.

                  Pioneer Floating Rate Trust  | Annual Report | 11/30/08     19

--------------------------------------------------------------------------------------------------------
Principal             S&P/Moody's
Amount                Ratings
USD ($)               (unaudited)                                                       Value
--------------------------------------------------------------------------------------------------------
                                   Healthcare -- (continued)
     4,849,949(a)          NR/NR   Fosamprenavir Pharma, 15.5%, 6/15/18 (144A)          $   4,267,955
     2,569,004(a)(b)(c)    NR/NR   Molecular Insight Pharmaceuticals, Inc., 10.801%,
                                   11/1/12 (144A)                                           2,055,203
     2,640,000(a)          NR/NR   Pharma V, 13.0%, 10/15/13 (144A)                         2,428,800
       908,974(a)(b)(c)    NR/NR   Pharma VI, 7.47%, 10/15/14 (144A)                          745,359
     1,000,000(a)(c)       NR/NR   Pharma X, 15.5%, 3/30/17 (144A)                            750,000
     1,500,000(a)          NR/NR   TCD Pharma, 16.0%, 4/15/24 (144A)                        1,320,000
                                                                                        -------------
                                                                                        $  31,517,317
-----------------------------------------------------------------------------------------------------
                                   Retail -- 1.8%
     3,478,000            CCC/Caa2 Blockbuster, Inc., 9.0%, 9/1/12 (144A)               $   1,721,610
     6,000,000            CCC/Caa3 Claire's Stores, Inc., 10.5%, 6/1/17 (144A)                810,000
     1,420,000           CCC+/Caa1 Dollar General Corp., 10.625%, 7/15/15 (144A)            1,278,000
                                                                                        -------------
                                                                                        $   3,809,610
-----------------------------------------------------------------------------------------------------
                                   Transportation--1.1%
     3,000,000(b)        CCC+/Caa1 American Tire Distributors, Inc., 10.133%,
                                   4/1/12 (144A)                                        $   2,280,000
-----------------------------------------------------------------------------------------------------
                                   TOTAL CORPORATE NOTES
                                   (Cost $50,880,912)                                   $  38,842,127
-----------------------------------------------------------------------------------------------------
Shares
-----------------------------------------------------------------------------------------------------
                                   COMMON STOCK -- 0.1% of Net Assets
                                   Aerospace -- 0.0%
         3,275(e)                  Delta Airlines, Inc.                                 $      28,852
-----------------------------------------------------------------------------------------------------
                                   Transportation -- 0.1%
        12,887(e)                  SIRVA Worldwide, Inc. (144A)                         $     193,305
-----------------------------------------------------------------------------------------------------
                                   TOTAL COMMON STOCK
                                   (Cost $1,384,679)                                    $     222,157
-----------------------------------------------------------------------------------------------------
                                   WARRANTS -- 0.0% of Net Assets
                                   Wireless Communication -- 0.0%
       400,000(a)(e)               Clearwire Corp., Exp. 8/15/10 (144A)                 $       8,000
-----------------------------------------------------------------------------------------------------
                                   TOTAL WARRANTS
                                   (Cost $956,752)                                      $       8,000
-----------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)
-----------------------------------------------------------------------------------------------------
                                   TEMPORARY CASH INVESTMENTS -- 5.7% of Net Assets
                                   Repurchase Agreements -- 5.7%
     4,000,000                     Bank of America Corp., 0.29%, dated 11/28/08,
                                   repurchase price of $4,000,000 plus accrued
                                   interest on 12/1/08 collateralized by $3,997,308
                                   Freddie Mac Giant, 5.5%, 11/1/38                     $   4,000,000

The accompanying notes are an integral part of these financial statements.

20    Pioneer Floating Rate Trust  | Annual Report | 11/30/08

--------------------------------------------------------------------------------------------------------
Principal             S&P/Moody's
Amount                Ratings
USD ($)               (unaudited)                                                       Value
--------------------------------------------------------------------------------------------------------
                                   Repurchase Agreements -- (continued)
     4,000,000                     Barclays Plc, 0.25%, dated 11/28/08, repurchase
                                   price of $4,000,000 plus accrued interest on
                                   12/1/08 collateralized by $5,075,206 Federal
                                   National Mortgage Association, 6.0%, 3/1/37          $   4,000,000
     4,000,000                     Deutsche Bank AG, 0.3%, dated 11/28/08,
                                   repurchase price of $4,000,000 plus accrued
                                   interest on 12/1/08 collateralized by
                                   the following:
                                     $3,957,681 Federal National Mortgage
                                       Association (ARM), 4.782% - 6.196%,
                                       8/1/15 - 11/1/37
                                     $1,344,115 Freddie Mac Giant, 5.0%,
                                       12/1/35                                              4,000,000
-----------------------------------------------------------------------------------------------------
                                   TOTAL TEMPORARY CASH INVESTMENTS
                                   (Cost $12,000,000)                                   $  12,000,000
-----------------------------------------------------------------------------------------------------
                                   TOTAL INVESTMENTS IN SECURITIES -- 188.1%
                                   (Cost $607,188,103)(f)                               $ 396,252,132
-----------------------------------------------------------------------------------------------------
                                   SHORT POSITIONS -- (1.9)% OF NET ASSETS
                                   Short Positions -- (1.9)%
    (5,699,416)        CCC/B1      Realogy Corp., Initial Term Loan B,
                                   3.15%, 10/10/13                                      $  (3,309,224)
    (1,289,147)        CCC/B1      Realogy Corp., Synthetic LC Loan,
                                   3.15%, 10/10/13                                           (748,511)
-----------------------------------------------------------------------------------------------------
                                   TOTAL SHORT POSITIONS
                                   (Proceeds $(4,076,916)                               $  (4,057,735)
-----------------------------------------------------------------------------------------------------
                                   OTHER ASSETS AND LIABILITIES 10.9%                   $  22,952,137
-----------------------------------------------------------------------------------------------------
                                   PREFERRED SHARES AT REDEMPTION VALUE,
                                   INCLUDING DIVIDENDS PAYABLE -- (97.1)%               $(204,529,091)
-----------------------------------------------------------------------------------------------------
                                   NET ASSETS APPLICABLE TO COMMON
                                   SHAREOWNERS -- 100.0%                                $ 210,617,443
=====================================================================================================

NR   Security not rated by S&P or Moody's.

* Senior secured floating rate loan interests in which the Trust invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate accruing at November 30, 2008.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At November 30, 2008 the value of these securities amounted to $40,558,322 or 19.3% of total net assets applicable to common shareowners.

The accompanying notes are an integral part of these financial statements.

                  Pioneer Floating Rate Trust  | Annual Report | 11/30/08     21

(a) Indicates a security that has been deemed illiquid. The aggregate cost of illiquid securities is $196,168,725. The aggregate value $132,355,487 represents 62.8% of the total net assets applicable to common shareowners.

(b)  Floating Rate Note. The rate shown is the coupon rate at November 30, 2008.

(c) Payment-in-Kind (PIK) security which may pay interest in additional principal amount.

(d)  Security is in default and is non-income producing.

(e)  Non-income producing.

(f) At November 30, 2008, the net unrealized loss on investments based on cost for federal income tax purposes of $607,540,139 was as follows:


       Aggregate gross unrealized gain for all investments in which there is an
         excess of value over tax cost                                             $      27,684
       Aggregate gross unrealized loss for all investments in which there is an
         excess of tax cost over value                                              (211,315,691)
                                                                                   -------------
       Net unrealized loss                                                         $(211,288,007)
                                                                                   =============

For financial reporting purposes net unrealized loss on investments was $210,935,971 and cost of investments aggregated $607,188,103.

Purchases and sales of securities (excluding temporary cash investments) for the period ended November 30, 2008, aggregated $179,170,678 and $253,958,950, respectively.

Glossary of Terms:
LC -- Letter of Credit

Principal amounts are denominated in U.S. dollars unless otherwise noted. AUD -- Australian Dollar
EURO -- Euro

Various inputs are used in determining the value of the Trust's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

  Level 1 -- quoted prices in active markets for identical securities
  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 -- significant unobservable inputs (including the Trust's own assumptions in determining fair value of investments)


The following is a summary of the inputs used as of November 30, 2008, in valuing the Trust's Investments:

-----------------------------------------------------------------------------------
                                                                         Other
                                                    Investments        Financial
Valuation Inputs                                   in Securities      Instruments*
-----------------------------------------------------------------------------------
Level 1 -- Quoted Prices                           $     28,852       $        --
Level 2 -- Other Significant Observable Inputs      363,191,073        (4,057,735)
Level 3 -- Significant Unobservable Inputs           33,032,207                --
---------------------------------------------------------------------------------
Total                                              $396,252,132       $(4,057,735)
=================================================================================

*    Other financial instruments include short positions.

The accompanying notes are an integral part of these financial statements.

22    Pioneer Floating Rate Trust  | Annual Report | 11/30/08

Following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

-----------------------------------------------------------------------
                                                       Investments
                                                       in Securities
-----------------------------------------------------------------------
Balance as of 11/30/07                                $ 3,048,950
Realized gain (loss)1                                       1,200
Change in unrealized appreciation (depreciation)2      (9,817,099)
Net purchases (sales)                                  39,799,156
Transfers in and out of Level 3                                --
-----------------------------------------------------------------
Balance as of 11/30/08                                $33,032,207
=================================================================

1 Realized gain (loss) on these securities is included in the net realized loss from investments in the Statement of Operations.

2 Unrealized appreciation/(depreciation) on these securities is included in the change in unrealized gain (loss) on investments in the Statement of Operations.

The accompanying notes are an integral part of these financial statements.

                  Pioneer Floating Rate Trust  | Annual Report | 11/30/08     23

Statement of Assets and Liabilities | 11/30/08

ASSETS:
  Investments in securities, at value (cost $607,188,103)               $396,252,132
  Cash                                                                     1,768,592
  Foreign currencies, at value (cost $4)                                           4
  Receivables --
   Investment securities sold                                             22,272,995
   Paydown                                                                    34,881
   Interest                                                                6,550,513
   Commitment fees                                                            10,120
  Prepaid expenses                                                            12,529
  Other assets                                                               506,560
------------------------------------------------------------------------------------
     Total assets                                                       $427,408,326
------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                                      $  3,526,286
  Dividends payable to common shareowners                                  2,809,237
  Short positions, at value (proceeds paid $4,076,916)                     4,057,735
  Depreciation on unfunded corporate loans - net                           1,166,055
  Unamortized facility fee                                                   146,486
  Due to affiliates                                                          302,344
  Accrued expenses and other liabilities                                     253,649
------------------------------------------------------------------------------------
     Total liabilities                                                  $ 12,261,792
------------------------------------------------------------------------------------
PREFERRED SHARES AT REDEMPTION VALUE:
  $25,000 liquidation value per share applicable to 8,179 shares,
   including dividends payable of $54,091                               $204,529,091
------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
  Paid-in capital                                                       $462,925,899
  Undistributed net investment income                                        675,232
  Accumulated net realized loss on investments and foreign currency
   transactions                                                          (41,003,438)
  Net unrealized loss on investments                                    (212,082,845)
  Net unrealized gain on foreign currency assets and liabilities
   denominated in foreign currencies                                         102,595
------------------------------------------------------------------------------------
     Net assets applicable to common shareowners                        $210,617,443
------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE:
No par value, (unlimited number of shares authorized)
  Based on $210,617,443/24,428,148 common shares                        $       8.62
====================================================================================

The accompanying notes are an integral part of these financial statements.

24    Pioneer Floating Rate Trust  | Annual Report | 11/30/08

Statement of Operations

For the Year Ended 11/30/08

INVESTMENT INCOME:
  Interest                                                    $ 50,175,374
  Facility and other fees                                        1,593,873
-----------------------------------------------------------------------------------------------
   Total investment income                                                        $  51,769,247
-----------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                             $  4,186,099
  Administrative fee                                               482,974
  Transfer agent fees and expenses                                  60,390
  Auction agent fees                                               617,098
  Custodian fees                                                   110,562
  Registration fees                                                 24,093
  Professional fees                                                193,827
  Printing expenses                                                 38,625
  Trustees' fees                                                    21,144
  Pricing fees                                                      48,286
  Insurance fees                                                    15,640
  Miscellaneous                                                     25,529
-----------------------------------------------------------------------------------------------
   Total expenses                                                                 $   5,824,267
-----------------------------------------------------------------------------------------------
     Net investment income                                                        $  45,944,980
-----------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized loss from:
   Investments                                                $(40,250,396)
   Forward foreign currency contracts and other assets and
     liabilities denominated in foreign currencies              (1,319,844)       $ (41,570,240)
-----------------------------------------------------------------------------------------------
  Change in net unrealized gain (loss) on:
   Investments                                                (175,062,354)
   Unfunded corporate loans                                       (822,556)
   Forward foreign currency contracts and other assets and
     liabilities denominated in foreign currencies                 531,541        $(175,353,369)
-----------------------------------------------------------------------------------------------
     Net loss on investments and foreign currency
       transactions                                                               $(216,923,609)
-----------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO PREFERRED
SHAREOWNERS FROM:
  Net investment income                                       $ (8,996,461)
  Net realized gains                                              (783,227)
-----------------------------------------------------------------------------------------------
   Total distributions                                                            $  (9,779,688)
-----------------------------------------------------------------------------------------------
  Net decrease in net assets applicable to common
   shareowners resulting from operations                                          $(180,758,317)
===============================================================================================


The accompanying notes are an integral part of these financial statements.
                  Pioneer Floating Rate Trust  | Annual Report | 11/30/08     25

Statement of Changes in Net Assets

For the Years Ended 11/30/08 and 11/30/07, respectively

------------------------------------------------------------------------------------------------
                                                               Year             Year
                                                               Ended            Ended
                                                               11/30/08         11/30/07
------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                          $  45,944,980    $  56,186,189
Net realized gain (loss) on investments and foreign currency
  transactions                                                   (41,570,240)      10,056,861
Change in net unrealized loss on investments and foreign
  currency transactions                                         (175,353,369)     (45,874,105)
Dividends and distributions to preferred shareowners from
   Net investment income                                          (8,996,461)     (12,518,844)
   Net realized gains                                               (783,227)         (24,294)
---------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets applicable to
       common shareowners resulting from operations            $(180,758,317)   $   7,825,807
---------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO COMMON SHAREOWNERS:
Net investment income
   ($1.704 and $1.905 per share, respectively)                 $ (41,615,793)   $ (46,436,882)
Net realized gains
   ($0.348 and $0.004 per share, respectively)                    (8,500,996)         (91,944)
---------------------------------------------------------------------------------------------
     Total dividends to common shareowners                     $ (50,116,789)   $ (46,528,826)
---------------------------------------------------------------------------------------------
FROM TRUST SHARE TRANSACTIONS:
Reinvestment of distributions                                  $        --      $   1,940,809
---------------------------------------------------------------------------------------------
   Net increase in net assets applicable to common
     shareowners resulting from Trust share transactions       $        --      $   1,940,809
---------------------------------------------------------------------------------------------
   Net decrease in net assets applicable to common
     shareowners                                               $(230,875,106)   $ (36,762,210)
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
Beginning of year                                              $ 441,492,549    $ 478,254,759
---------------------------------------------------------------------------------------------
End of year                                                    $ 210,617,443    $ 441,492,549
---------------------------------------------------------------------------------------------
Undistributed net investment income                            $     675,232    $   8,353,089
---------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26    Pioneer Floating Rate Trust  | Annual Report | 11/30/08

Financial Highlights

----------------------------------------------------------------------------------------------------------------
                                                  Year            Year            Year            12/28/04 (b)
                                                  Ended           Ended           Ended           to
                                                  11/30/08        11/30/07        11/30/06        11/30/05
----------------------------------------------------------------------------------------------------------------
Per Common Share Operating Performance
Net asset value, beginning of period              $     18.07     $     19.66     $     19.08     $     19.10(c)
-------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment
 operations:(a)
Net investment income                             $      1.88     $      2.30     $      2.20     $      1.33
 Net realized and unrealized gain (loss)
   on investments and foreign currency
   transactions                                         (8.88)          (1.47)           0.52           (0.05)
 Dividends and distributions to preferred
   shareowners from:
   Net investment income                                (0.37)          (0.51)          (0.46)          (0.23)
   Net realized gains                                   (0.03)           0.00(d)           --              --
-------------------------------------------------------------------------------------------------------------
 Net increase (decrease) from investment
   operations                                     $     (7.40)    $      0.32     $      2.26     $      1.05
Distributions to common shareowners from:
Net investment income                                   (1.70)          (1.91)          (1.63)          (0.92)
 Net realized gains                                     (0.35)           0.00(d)        (0.05)             --
Capital charge with respect to issuance of:
 Common shares                                             --              --              --           (0.04)
 Preferred shares                                          --              --            0.00 (d)       (0.11)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value        $     (9.45)    $     (1.59)    $      0.58     $      (0.02)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period(e)                 $      8.62     $     18.07     $     19.66     $     19.08
-------------------------------------------------------------------------------------------------------------
Market value, end of period(e)                    $      6.90     $     16.79     $     18.95     $     17.14
=============================================================================================================
Total return at market value(f)                        (52.10)%         (2.02)%         20.94%          (9.76)%
Ratios to average net assets of
 common shareowners
 Net expenses(g)                                         1.60%           1.40%           1.38%           1.23%(h)
 Net investment income before preferred
   share dividends                                      12.61%          11.92%          11.37%           7.52%(h)
 Preferred share dividends                               2.47%           2.66%           2.39%           1.29%(h)
 Net investment income available to
   common shareowners                                   10.14%           9.26%           8.98%           6.23%(h)
Portfolio turnover                                         31%             80%             75%             61%
Net assets of common shareowners, end
 of period (in thousands)                         $   210,617     $   441,493     $   478,255     $   464,324
Preferred shares outstanding (in thousands)       $   204,475     $   234,500     $   234,500     $   234,500
Asset coverage per preferred share, end
 of period                                        $    50,758     $    72,067     $    76,000     $    74,520
Average market value per preferred share(i)       $    25,000     $    25,000     $    25,000     $    25,000
Liquidation value, including dividends payable,
 per preferred share                              $    25,007     $    25,009     $    25,013     $    25,018

The accompanying notes are an integral part of these financial statements.

                  Pioneer Floating Rate Trust  | Annual Report | 11/30/08     27

----------------------------------------------------------------------------------------------------------------
                                                  Year            Year            Year            12/28/04 (b)
                                                  Ended           Ended           Ended           to
                                                  11/30/08        11/30/07        11/30/06        11/30/05
----------------------------------------------------------------------------------------------------------------
Ratios to average net assets of common
 shareowners before waivers and
 reimbursement of expenses
 Net expenses(g)                                         1.60%           1.40%           1.40%           1.24%(h)
 Net investment income before preferred
   share dividends                                      12.61%          11.92%          11.35%           7.51%(h)
 Preferred share dividends                               2.47%           2.66%           2.39%           1.29%(h)
 Net investment income available to common
   shareowners                                          10.14%           9.26%           8.96%           6.22%(h)
-------------------------------------------------------------------------------------------------------------

(a) The per common share data presented above is based upon the average common shares outstanding for the periods presented.
(b)  The Trust common shares were first publicly offered on December 28, 2004.
(c) Net asset value immediately after the closing of the first public offering was $19.06.
(d)  Amount is less than $0.01 per share.
(e) Net asset value and market value are published in Barron's on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday.
(f) Total investment return is calculated assuming a purchase of common shares at the current market value on the first day and a sale at the current market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment return less than a full period is not annualized. Past performance is not a guarantee of future results.
(g) Expense ratios do not reflect the effect of dividend payments to preferred shareowners.
(h)  Annualized.
(i)  Market value is redemption value without an active market.


The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.


The accompanying notes are an integral part of these financial statements.
28    Pioneer Floating Rate Trust  | Annual Report | 11/30/08

Notes to Financial Statements | 11/30/08

1.   Organization and Significant Accounting Policies

Pioneer Floating Rate Trust (the "Trust") was organized as a Delaware statutory trust on October 6, 2004. Prior to commencing operations on December 28, 2004, the Trust had no operations other than matters relating to its organization and registration as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The investment objective of the Trust is to provide a high level of current income. The Trust will, as a secondary objective, also seek preservation of capital to the extent consistent with its primary objective of high current income.

The Trust's investments in certain foreign markets or countries with limited developing markets may subject the Trust to a greater degree of risk than in a developed market. These risks include disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions.

The Trust invests primarily in senior floating rate loans ("Senior Loans"). The Trust may also invest in other floating and variable rate instruments, including second lien loans, investment grade fixed-income debt securities and high yield, high risk corporate bonds. The Trust may also invest in below investment grade securities. Below investment grade securities are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The Trust may invest in securities of issuers that are in default or that are in bankruptcy.

The Trust is not limited in the percentage of its assets that may be invested in Senior Loans and other securities deemed to be illiquid. Illiquid securities may be difficult to dispose of at a fair price at the times when the Trust believes it is desirable to do so and their market price is generally more volatile than that of more liquid securities. Illiquid securities are also more difficult to value and investment of the Trust's assets in illiquid securities may restrict the Trust's ability to take advantage of market opportunities.

At times, the Trust's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. Information regarding the Trust's principal risks is contained in the Trust's original offering prospectus, with additional information


                  Pioneer Floating Rate Trust  | Annual Report | 11/30/08     29
included in the Trust's shareowner reports from time to time. The Trust's prospectus contains unaudited information regarding the Trust's principal risks. Please refer to those documents when considering the Trust's risks.

The Trust's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements, which are consistent with those generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. Investments in Senior Loans are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. For the limited number of Senior Loans for which no reliable price quotes are available, such investments will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations.

     Fixed-income securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities ratings and liquidity. Valuations may be supplemented by values obtained from dealers and other sources, as required. Equity securities are valued at the last sale price on the principal exchange where they are traded. Securities or loans for which market prices and/or quotations are not readily available are valued using fair values methods pursuant to procedures adopted by the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Trust's shares are determined as of such times. The Trust may also use the fair value methods to value a security, including a non-U.S. security, when the closing market price on the principal exchange where the security is traded no longer reflects the value of the security. At November 30, 2008, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services). Temporary cash investments are valued at cost which approximates market value.


30    Pioneer Floating Rate Trust  | Annual Report | 11/30/08

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Trust becomes aware of the ex-dividend data in the exercise of reasonable diligence. All discounts and premiums on debt securities are accreted or amortized, respectively, daily, on an effective yield to maturity basis and are included in interest income. Interest income, including income on interest bearing cash accounts, is recorded on an accrual basis.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   Foreign Currency Translation

     The books and records of the Trust are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

C.   Forward Foreign Currency Contracts

     The Trust enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Trust's financial statements. The Trust records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 3).


                  Pioneer Floating Rate Trust  | Annual Report | 11/30/08     31

D.   Federal Income Taxes

     It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. All tax returns filed thus far are subject to examination by tax authorities.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Trust's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain (loss) on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     At November 30, 2008, the Trust reclassified $3,010,583 to decrease undistributed net investment income and decrease net realized loss on investments to reflect permanent book/tax differences. The reclassification has no impact on the net asset value of the Trust and presents the Trust's capital accounts on a tax basis.

     The Trust has elected to defer $13,026,562 in capital losses and $152,883 in currency losses realized between November 1, 2008 and November 30, 2008 to its fiscal year ending November 30, 2009.

     At November 30, 2008, the Trust had a capital loss carryforward of $27,976,876 which will expire in 2016, if not utilized.

     The tax character of current year distributions paid to common and preferred shareowners during the years ended November 30, 2008 and November 30, 2007 were as follows:


---------------------------------------------------------------------
                                               2008            2007
---------------------------------------------------------------------
Distributions paid from:
Ordinary income                         $56,018,203      $58,955,726
Net long term capital gain                3,878,274          116,238
--------------------------------------------------------------------
  Total taxable distribution            $59,896,477      $59,071,964
====================================================================

     The following shows the components of distributable earnings on a federal income tax basis at November 30, 2008.

------------------------------------------------------------------------
                                                                   2008
------------------------------------------------------------------------
Distributable earnings:
Undistributed ordinary income                            $    4,043,479
Capital loss carryforward                                   (27,976,876)
Post-October loss deferred                                  (13,179,445)
Distributions payable                                        (2,863,328)
Unrealized depreciation                                    (212,332,286)
-----------------------------------------------------------------------
   Total                                                 $ (252,308,456)
=======================================================================

32    Pioneer Floating Rate Trust  | Annual Report | 11/30/08

     The difference between book-basis and tax-basis unrealized depreciation is primarily attributable to the difference between book and tax amortization methods for premiums and discounts on fixed-income securities and book/ tax differences in the accrual of income on securities in default.

E.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Trust, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Trust's custodian or sub custodians. The Trust's investment adviser, Pioneer Investment Management, Inc. ("PIM"), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

F.   Automatic Dividend Reinvestment Plan

     All common shareowners automatically participate in the Automatic Dividend Reinvestment Plan (the "Plan"), under which participants receive all dividends and capital gain distributions (collectively, "dividends") in full and fractional common shares of the Trust in lieu of cash. Shareowners may elect not to participate in the Plan. Shareowners not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notifying American Stock Transfer & Trust Company, the agent for shareowners in administering the Plan (the "Plan Agent"), in writing prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

     Whenever the Trust declares a dividend on common shares payable in cash, participants in the Plan will receive the equivalent in common shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized common shares from the Trust or (ii) by purchase of outstanding common shares on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend the net asset value per common share is equal to or less than the market price per share plus estimated brokerage trading fees ("market premium"), the Plan Agent will invest the dividend amount in newly issued common shares. The number of newly issued common shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per


                  Pioneer Floating Rate Trust  | Annual Report | 11/30/08     33
     common share is greater than the market value ("market discount"), the Plan Agent will invest the dividend amount in common shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued common shares. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent's open-market purchases. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends paid in any taxable year. Shareowners holding Plan shares in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan.


2.   Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit S.p.A. ("UniCredit") manages the Trust's portfolio. Management fees payable under the Trust's Advisory Agreement with PIM are calculated daily at the annual rate of 0.70% of the Trust's average daily managed assets. "Managed assets" is the average daily value of the Trust's total assets minus the sum of the Trust's liabilities, which liabilities exclude debt related to leverage, short-term debt and the aggregate liquidation preference of any outstanding preferred shares. For the year ended November 30, 2008, the net management fee was equivalent to 0.70% of the Trust's average daily managed assets, which was equivalent to 1.15% of the Trust's average daily net assets attributable to the common shareowners.

In addition, under PIM's management and administration agreements, certain other services and costs are paid by PIM and reimbursed by the Trust. At November 30, 2008, $302,344 was payable to PIM related to management costs, administrative cost and certain other services and is included in "Due to affiliates" on the Statement of Assets and Liabilities.

PIM has retained Princeton Administrators, LLC ("Princeton") to provide certain administrative and accounting services to the Trust on its behalf. PIM pays Princeton a monthly fee at an annual rate of 0.07% of the average daily value of the Trust's managed assets up to $500 million and 0.03% for average daily managed assets in excess of $500 million, subject to a minimum monthly fee of $10,000. Princeton receives no compensation directly from the Trust.

PIM has engaged Highland Capital Management, L.P. to act as the Trust's investment sub-adviser ("Sub-adviser") and manage the Trust's investments through December 31, 2008. PIM pays the Sub-adviser a monthly fee at an annual rate of 0.35% of the average daily value of the Trust managed assets. The fee is paid monthly in arrears. The Trust does not pay a fee to the Sub-adviser.

Also, PIM had agreed for the first three years of the Trust's investment operations (December 23, 2004 - December 23, 2007) to limit the Trust's total annual expenses excluding offering costs for common and preferred shares,


34    Pioneer Floating Rate Trust  | Annual Report | 11/30/08
interest expense, the cost of defending or prosecuting any claim or litigation to which the Trust is a party (together with any amount in judgment or settlement), indemnification expenses or taxes incurred due to the failure of the Trust to qualify as a regulated investment company under the Code or any other non-recurring or non-operating expenses, to 0.95% of the Trust's average daily managed assets. The dividend on any preferred shares was not an expense for this purpose. For the year ended November 30, 2008 the Trust's expenses were not reduced under such arrangements. As of December 23, 2007, this expense limitation is no longer in effect.

3.   Forward Foreign Currency Contracts

The Trust may enter into contracts that obligate the Trust to deliver currencies at specified future dates. At the maturity of a contract, the Trust must make or take delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Trust may close out such contracts by entering into an offsetting hedge contract. At November 30, 2008, the Trust had no outstanding portfolio hedges or forward currency settlement contracts.

4.   Unfunded Loan Commitments

As of November 30, 2008, the Trust had unfunded loan commitments of $3,579,123 which could be extended at the option of the borrower, pursuant to the following loan agreements:

--------------------------------------------------------------------------------
                                                                     Unfunded
Borrower                                                           Commitment
--------------------------------------------------------------------------------
Cricket Communications, Inc., Revolver Loan                       $ 2,000,000
Fontainebleau Las Vegas Holdings, LLC, Delayed Draw Term Loan     $   666,667
Sirva Worldwide, Inc., Revolving Credit Loan                      $   912,456

5.   Transfer Agents

Pioneer Investment Management Shareholder Services, Inc. ("PIMSS"), a wholly owned indirect subsidiary of UniCredit, through a sub-transfer agency agreement with American Stock Transfer & Trust Company, provides substantially all transfer agent and shareowner services related to the Trust's common shares at negotiated rates. Deutsche Bank Trust Company Americas ("Deutsche Bank") is the transfer agent, registrar, dividend paying agent and auction agent with respect to the Trust's Auction Market Preferred Shares ("AMPS"). The Trust pays Deutsche Bank an annual fee, as is agreed to from time to time by the Trust and Deutsche Bank, for providing such services.


                  Pioneer Floating Rate Trust  | Annual Report | 11/30/08     35

6.   Trust Shares

There are an unlimited number of common shares of beneficial interest authorized.

Transactions in common shares of beneficial interest for the years ended November 30, 2008 and November 30, 2007 were as follows:

--------------------------------------------------------------------------------
                                               11/30/2008         11/30/2007
--------------------------------------------------------------------------------
Shares outstanding at beginning of year        24,428,148         24,330,240
Reinvestment of distributions                          --             97,908
--------------------------------------------------------------------------------
Shares outstanding at end of year              24,428,148         24,428,148
================================================================================

The Trust may classify or reclassify any unissued common shares of beneficial interest into one or more series of preferred shares of beneficial interest. As of November 30, 2008 there were 8,179 AMPS as follows: Series M7-2,729, Series W7-2,725 and Series TH7-2,725.

On November 5, 2008, the Trust announced the following redemptions of AMPS at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

--------------------------------------------------------------------------------
                                   Redemption        Shares         Aggregate
                                   date              Redeemed       Principal
--------------------------------------------------------------------------------
Series M7                          11/25/08          401            $10,025,000
--------------------------------------------------------------------------------
Series W7                          11/20/08          400            $10,000,000
--------------------------------------------------------------------------------
Series TH7                         11/21/08          400            $10,000,000
--------------------------------------------------------------------------------

The Trust financed the AMPS redemptions with cash.

Dividends on Series M7, Series W7 and Series TH7 are cumulative at a rate which is reset every seven days based on the results of an auction. An auction fails if there are more AMPS offered for sale than there are buyers. When an auction fails, the dividend rate for the period will be the maximum rate on the auction dates described in the prospectus for the AMPS. Preferred shareowners will not be able to sell their AMPS at an auction if the auction fails. Since February 2008, the Trust's auctions related to the AMPS have failed. The maximum rate for each series is the greater of 125% of the one week LIBOR rate or the LIBOR rate plus a spread of 1.25%. Dividend rates on AMPS ranged from 2.09% to 6.10% during the year ended November 30, 2008.

The Trust may not declare dividends or make other distributions on its common shares or purchase any such shares if, at the time of the declaration, distribution or purchase, the Trust does not comply with the asset coverage ratios described in the prospectus for the AMPS.

The AMPS are redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or


36    Pioneer Floating Rate Trust  | Annual Report | 11/30/08
unpaid dividends, whether or not declared. The AMPS are also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Agreement and Declaration of Trust are not satisfied.

The holders of AMPS have voting rights equal to the holders of the Trust's common shares (one vote per share) and will vote together with holders of the common shares as a single class. However, holders of AMPS are also entitled to elect two of the Trust's Trustees. In addition, the Investment Company Act of 1940, as amended, requires that along with approval by shareowners that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to
(a) adopt any plan of reorganization that would adversely affect the preferred shares and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's sub classification as a closed-end investment company or changes in its fundamental investment restrictions.

7.   Short Positions

At November 30, 2008, the Trust inadvertently held two short positions in Realogy. A short position occurs when a fund sells securities that it does not own. On December 30, 2008, the Trust closed out its short position and was reimbursed $396,422 by the adviser for losses incurred to date.

8.   New Pronouncement

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("SFAS 161"), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about an entity's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Trust's financial statement disclosures.

9.   Subsequent Events

Subsequent to November 30, 2008, the Board of Trustees of the Trust declared a dividend from undistributed net investment income of $0.115 per common share payable December 19, 2008 to common shareowners of record on December 12, 2008.

Effective January 1, 2009, PIM assumed sole responsibility for management of the Trust's investments.

Payment of the November 2008 distribution was postponed on November 26, 2008 due to market volatility and declines in the market prices of securities in which the Trust invests, causing the Trust's assets to fall below asset coverage requirements relating the Trust's AMPS that are pre-conditions to the payment of


                  Pioneer Floating Rate Trust  | Annual Report | 11/30/08     37
common share distributions. On December 4, 2008, the Trust announced it would pay its previously declared November 2008 distribution of $0.115 per common shareowner on December 9, 2008. The November 2008 distribution was paid to common shareowners of record as of November 14, 2008.

Subsequent to November 30, 2008, dividends declared and paid on preferred shares totaled $351,893 in aggregate for the three outstanding preferred share series through January 9, 2009.

On December 8, 2008, the Trust announced the following redemptions of AMPS at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

--------------------------------------------------------------------------------
                                   Redemption        Shares         Aggregate
                                   date              Redeemed       Principal
--------------------------------------------------------------------------------
Series M7                          12/23/08          134            $3,350,000
--------------------------------------------------------------------------------
Series W7                          12/26/08          133            $3,325,000
--------------------------------------------------------------------------------
Series TH7                         12/26/08          133            $3,325,000
--------------------------------------------------------------------------------

The Trust financed the AMPS redemption with cash.

On December 18, 2008, the Trust announced the following redemptions of AMPS at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

--------------------------------------------------------------------------------
                                   Redemption        Shares         Aggregate
                                   date              Redeemed       Principal
--------------------------------------------------------------------------------
Series M7                          1/6/09            161            $4,025,000
--------------------------------------------------------------------------------
Series W7                          1/8/09            160            $4,000,000
--------------------------------------------------------------------------------
Series TH7                         1/9/09            160            $4,000,000
--------------------------------------------------------------------------------

The Trust financed the AMPS redemption with cash.

38    Pioneer Floating Rate Trust  | Annual Report | 11/30/08

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareowners of
Pioneer Floating Rate Trust:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer Floating Rate Trust (the "Trust"), including the schedule of investments, as of November 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2008, by correspondence with the custodian, selling or agent banks and brokers or by other appropriate auditing procedures where replies from selling or agent banks or brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Floating Rate Trust at November 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
January 29, 2009

                  Pioneer Floating Rate Trust  | Annual Report | 11/30/08     39

ADDITIONAL INFORMATION (unaudited)

During the period, there were no material changes in the Trust's investment objective or fundamental policies that have not been approved by the shareowners. There were no changes in the Trust's charter or By-Laws that would delay or prevent a change in control of the Trust which has not been approved by the shareowners. During the period, there were no changes in the principal risk factors associated with investment in the Trust. There were no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

Effective January 1, 2009, Jonathan Sharkey of PIM became the portfolio manager of Pioneer Floating Rate Trust.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Trust may purchase, from time to time, its common shares in the open market.


CEO CERTIFICATION DISCLOSURE (unaudited)

The Trust's Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12 (a) of the NYSE Listed Company Manual. In addition, the Trust has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes- Oxley Act.


RESULTS OF SHAREOWNER MEETING (unaudited)

On September 22, 2008, Pioneer Floating Rate Trust held its annual meeting of shareowners to elect Class II Trustees. All Class II Trustees were elected. Below are the detailed results of the votes.

Proposal 1 - To elect Class II Trustees.


------------------------------------------------------------------------------
Nominee                            For         Withheld        Abstained
------------------------------------------------------------------------------
Benjamin M. Friedman        21,003,327                0        506,316
------------------------------------------------------------------------------
Margaret B.W. Graham        21,020,151                0        489,492
------------------------------------------------------------------------------
Daniel K. Kingsbury         21,022,528                0        487,115
------------------------------------------------------------------------------

40    Pioneer Floating Rate Trust  | Annual Report | 11/30/08

IMPORTANT TAX INFORMATION (unaudited)

The Pioneer Floating Rate Trust paid a long-term capital gain distribution of $0.1267 per share to common shareowners of record on December 12, 2007.

Additionally, the following summarizes the per share long-term capital gain distributions paid to preferred shareholders during the year:

------------------------------------------------------------------------------
                                                             Long-Term
                                           Payable Date      Capital Gain
------------------------------------------------------------------------------
Series M7                                  12/26/07          $ 31.11
                                             1/2/08          $ 28.44
                                             1/8/08          $ 23.10
                                            1/15/08          $  0.04
                                            1/29/08          $  0.24
Series W7                                  12/20/07          $ 26.01
                                           12/27/07          $ 27.22
                                             1/3/08          $ 29.57
                                            1/17/08          $  0.04
                                            1/31/08          $  0.25
Series TH7                                 12/21/07          $ 27.22
                                           12/28/07          $ 27.22
                                             1/4/08          $ 17.01
                                            1/11/08          $ 12.78
                                             2/1/08          $  0.25

                  Pioneer Floating Rate Trust  | Annual Report | 11/30/08     41

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. ("PIM") serves as the Trusts's investment adviser pursuant to an investment advisory agreement between PIM and the Trust. The Trustees of the Trust, as required by law, determine annually whether to continue the investment advisory agreement for the Trust.

At a meeting held on November 11, 2008, based on their evaluation of the information provided by PIM, the Trustees of the Trust, including the independent Trustees voting separately, unanimously approved the continuation of the investment advisory agreement with PIM for another year. At that meeting, the Trustees also determined not to renew the sub-advisory agreement with Highland Capital Management, L.P. that had been in effect for the Trust. In considering the continuation of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the continuation of the investment advisory agreement.

Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had provided by PIM to the Trust and that would be provided by PIM to the Trust upon the termination of the sub-advisory agreement, taking into account the investment objective and strategy of the Trust and the information related to the Trust provided to the Trustees at each quarterly meeting. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Trust and its research process. The Trustees considered the resources of PIM and the personnel of PIM who would provide investment management services to the Trust. They also considered PIM's compliance and legal resources and personnel.

The Trustees also considered that, as administrator, PIM is responsible for the administration of the Trust's business and other affairs. It was noted that PIM supervises and monitors the performance of the Trust's service providers and provides the Trust with personnel (including officers) as are necessary for the Trust's operations. The Trustees considered the fees paid to PIM for the provision of such services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had provided by PIM to the Trust and that would be provided by PIM to the Trust upon the termination of the sub-advisory agreement were satisfactory and consistent with the terms of the investment advisory agreement.


42    Pioneer Floating Rate Trust  | Annual Report | 11/30/08

Performance of the Trust
The Trustees considered the performance results of the Trust over various time periods. They reviewed information comparing the Trust's performance with the average performance of its peer group of funds as classified by Morningstar, Inc. ("Morningstar"), an independent provider of investment company data, and with the performance of the Trust's benchmark index. The Trustees considered that the Trust's annualized total return was in the fourth quintile of its Morningstar category for the one year period ended June 30, 2008 and in the first quintile of its Morningstar category for the three year period ending June 30, 2008. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Trust's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees noted that the yield (gross of expenses) to the Trust's common shareowners for the twelve months ended June 30, 2008 exceeded the yield of the Trust's benchmark index for the same period. Because the Trustees determined not to renew the sub-advisory agreement that had been in effect for the Trust, they also considered the performance of another fund managed by PIM with similar investment objectives and strategies as the Trust. The Trustees noted that the other fund managed by PIM with similar investment objectives and strategies as the Trust did not employ leverage and the impact that the Trust's leverage had on the Trust's performance results. Given that, under the investment advisory agreement, PIM would be making the day-to-day investment decisions for the Trust upon the termination of the sub-advisory agreement, the Trustees concluded that the investment performance of the other fund managed by PIM with similar investment objectives and strategies as the Trust supported the renewal of the investment advisory agreement.

Management Fee and Expenses
The Trustees considered information on the fees and expenses of the Trust in comparison to the management fees and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC ("Strategic Insight"), an independent third party.

The Trustees considered that the Trust's management fee for the twelve months ended June 30, 2008 was in the second quintile relative to the management fees paid by other funds in its Strategic Insight peer group for the comparable period. The Trustees also considered that the Trust's expense ratio for the twelve months ended June 30, 2008 was in the fourth quintile relative to its Strategic Insight peer group for the comparable period. It was noted that PIM did not currently manage any separate accounts with an investment objective and strategies that were similar to the Trust.

The Trustees concluded that the management fee payable by the Trust to PIM was reasonable in relation to the nature and quality of the services that had


                  Pioneer Floating Rate Trust  | Annual Report | 11/30/08     43
been provided by PIM and that would be provided by PIM upon the termination of the sub-advisory agreement, taking into account the fees charged by other advisers for managing comparable funds with similar strategies. The Trustees also concluded that the Trust's expense ratio was reasonable, taking into account the size of the Trust, the quality of services provided and to be provided by PIM and the investment performance of the Trust.

Profitability
The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Trust, including the methodology used by PIM in allocating certain of its costs to the management of the Trust. The Trustees also considered PIM's profit margin in connection with the overall operation of the Trust. They noted that PIM's profit margin with respect to the Trust would change after giving effect to the termination of the sub-advisory agreement. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Trust in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees recognized that PIM should be entitled to earn a reasonable level of profit for the services provided to the Trust. The Trustees concluded that PIM's profitability with respect to the management of the Trust was not unreasonable.

Economies of Scale
The Trustees considered the extent to which PIM may realize economies of scale or other efficiencies in managing and supporting the Trust. Since the Trust is a closed-end fund and its size is relatively stable at an asset level that was anticipated when the management fee was initially set, the Trustees concluded that economies of scale were not a relevant consideration.

Other Benefits
The Trustees also considered the character and amount of fees paid by the Trust, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees also considered the intangible benefits to PIM by virtue of its relationship with the Trust and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Trust.


44    Pioneer Floating Rate Trust  | Annual Report | 11/30/08

Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the investment advisory agreement between PIM and the Trust, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed continuation of the investment advisory agreement for the Trust.


                  Pioneer Floating Rate Trust  | Annual Report | 11/30/08     45

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Independent Registered Public Accounting Firm
Ernst & Young LLP


Legal Counsel
Bingham McCutchen LLP


Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Shareowner Services and Sub-Transfer Agent
American Stock Transfer & Trust Company


Preferred Share Auction/Transfer Agent and Registrar
Deutsche Bank Trust Company Americas


Investment Sub-Adviser
Highland Capital Management, L.P. (through December 31, 2008)


Sub-Administrator
Princeton Administrators, LLC


Trustees and Officers

The Board of Trustees provides broad supervision over the Trust's affairs. The officers of the Trust are responsible for the Trust's operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Trust within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Trust are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 76 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Trust is 60 State Street, Boston, Massachusetts 02109.


46    Pioneer Floating Rate Trust  | Annual Report | 11/30/08

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
                          Position Held          Length of Service          Principal Occupation                Other Directorships
Name and Age              with the Trust         and Term of Office         During Past Five Years              Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (82)*  Chairman of            Class I Trustee since      Deputy Chairman and a Director of   None
                          the Board, Trustee     2004. Term expires in      Pioneer Global Asset Management
                          and President          2010. Serves until         S.p.A. ("PGAM"); Non-Executive
                                                 elected by Preferred       Chairman and a Director of Pioneer
                                                 Shares only.               Investment Management USA Inc.
                                                                            ("PIM-USA"); Chairman and a
                                                                            Director of Pioneer; Chairman and
                                                                            Director of Pioneer Institutional
                                                                            Asset Management, Inc. (since
                                                                            2006); Director of Pioneer
                                                                            Alternative Investment Management
                                                                            Limited (Dublin); President and a
                                                                            Director of Pioneer Alternative
                                                                            Investment Management (Bermuda)
                                                                            Limited and affiliated funds;
                                                                            Director of PIOGLOBAL Real Estate
                                                                            Investment Fund (Russia) (until
                                                                            June 2006); Director of Nano-C,
                                                                            Inc. (since 2003); Director of
                                                                            Cole Management Inc. (since 2004);
                                                                            Director of Fiduciary Counseling,
                                                                            Inc.; President and Director of
                                                                            Pioneer Funds Distributor, Inc.
                                                                            ("PFD") (until May 2006);
                                                                            President of all of the Pioneer
                                                                            Funds; and Of Counsel, Wilmer
                                                                            Cutler Pickering Hale and Dorr LLP
------------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (50)* Trustee and            Class II Trustee since     Director, CEO and President of      None
                          Executive              March 2007. Term           Pioneer Investment Management USA
                          Vice President         expires in 2011.           Inc. (since February 2007);
                                                                            Director and President of Pioneer
                                                                            Investment Management, Inc. and
                                                                            Pioneer Institutional Asset
                                                                            Management, Inc. (since February
                                                                            2007); Executive Vice President of
                                                                            all of the Pioneer Funds (since
                                                                            March 2007); Director of Pioneer
                                                                            Global Asset Management S.p.A.
                                                                            (since April 2007); Head of New
                                                                            Markets Division, Pioneer Global
                                                                            Asset Management S.p.A. (2000 -
                                                                            2007)
------------------------------------------------------------------------------------------------------------------------------------
* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Trust's investment adviser and certain of its affiliates.

                  Pioneer Floating Rate Trust  | Annual Report | 11/30/08     47

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
                       Position Held     Length of Service          Principal Occupation                Other Directorships
Name and Age           with the Trust    and Term of Office         During Past Five Years              Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (64)     Trustee           Class I Trustee since      Executive Vice President and Chief  Director of Enterprise
                                         2005. Term expires         Financial Officer, I-trax, Inc.     Community Investment, Inc.
                                         in 2010.                   (publicly traded health care        (privately-held affordable
                                                                    services company) (2004 - 2007);    housing finance company);
                                                                    Partner, Federal City Capital       and Director of New York
                                                                    Advisors (boutique merchant bank)   Mortgage Trust (publicly
                                                                    (1997 to 2004 and 2008 - present);  traded mortgage REIT)
                                                                    and Executive Vice President and
                                                                    Chief Financial Officer, Pedestal
                                                                    Inc. (internet-based mortgage
                                                                    trading company) (2000 - 2002)
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (60)      Trustee           Class III Trustee since    President, Bush International, LLC  Director of Marriott
                                         2004. Term expires         (international financial advisory   International, Inc.,
                                         in 2009.                   firm)                               Director of Discover
                                                                                                        Financial Services (credit
                                                                                                        card issuer and electronic
                                                                                                        payment services); Director
                                                                                                        of Briggs & Stratton Co.
                                                                                                        (engine manufacturer);
                                                                                                        Director of UAL Corporation
                                                                                                        (airline holding company)
                                                                                                        Director of Mantech
                                                                                                        International Corporation
                                                                                                        (national security,
                                                                                                        defense, and intelligence
                                                                                                        technology firm); and
                                                                                                        Member, Board of Governors,
                                                                                                        Investment Company
                                                                                                        Institute
------------------------------------------------------------------------------------------------------------------------------------

48    Pioneer Floating Rate Trust  | Annual Report | 11/30/08

------------------------------------------------------------------------------------------------------------------------------------
                       Position Held     Length of Service          Principal Occupation                Other Directorships
Name and Age           with the Trust    and Term of Office         During Past Five Years              Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman   Trustee           Class II Trustee since     Professor, Harvard University       Trustee, Mellon
(64)                                     September, 2008. Term                                          Institutional Funds
                                         expires in 2011.                                               Investment Trust and Mellon
                                                                                                        Institutional Funds Master
                                                                                                        Portfolio (oversees 17
                                                                                                        portfolios in fund complex)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham   Trustee           Class II Trustee since     Founding Director, Vice-President   None
(61)                                     2004. Term expires         and Corporate Secretary, The
                                         in 2011.                   Winthrop Group, Inc. (consulting
                                                                    firm); and Desautels Faculty of
                                                                    Management, McGill University
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (58)   Trustee           Class III Trustee since    Chief Executive Officer of          None
                                         2006. Term expires         Quadriserv, Inc. (technology
                                         in 2009.                   products for securities lending
                                                                    industry) Private investor (2004 -
                                                                    2008); and Senior Executive Vice
                                                                    President, The Bank of New York
                                                                    (financial and securities services)
                                                                    (1986 - 2004)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret    Trustee           Class III Trustee since    President and Chief Executive       Director of New America
(60)                                     2004. Term expires         Officer, Newbury, Piret & Company,  High Income Fund, Inc.
                                         in 2009. Elected by        Inc. (investment banking firm)      (closed-end investment
                                         Preferred Shares only.                                         company)
------------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (80)   Trustee           Class I Trustee since      Senior Counsel, Sullivan & Cromwell Director, The Swiss
                                         2004. Term expires         LLP (law firm)                      Helvetia Fund, Inc.
                                         in 2010.                                                       (closed-end investment
                                                                                                        company)
------------------------------------------------------------------------------------------------------------------------------------


                  Pioneer Floating Rate Trust  | Annual Report | 11/30/08     49

Trust Officers

------------------------------------------------------------------------------------------------------------------------------------
                          Position Held          Length of Service          Principal Occupation                Other Directorships
Name and Age              with the Trust         and Term of Office         During Past Five Years              Held by this Officer
------------------------------------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa (60)  Secretary              Since 2004. Serves         Secretary of PIM-USA; Senior Vice   None
                                                 at the discretion of       President - Legal of Pioneer;
                                                 the Board.                 Secretary/Clerk of most of
                                                                            PIM-USA's subsidiaries; and
                                                                            Secretary of all of the Pioneer
                                                                            Funds since September 2003
                                                                            (Assistant Secretary from November
                                                                            2000 to September 2003)
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley     Assistant Secretary    Since 2004. Serves         Associate General Counsel of        None
(43)                                             at the discretion of       Pioneer since January 2008 and
                                                 the Board.                 Assistant Secretary of all of the
                                                                            Pioneer Funds since September
                                                                            2003; Vice President and Senior
                                                                            Counsel of Pioneer from July 2002
                                                                            to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (49)      Treasurer              Since 2008. Serves at      Vice President - Fund Accounting,   None
                                                 the discretion of the      Administration and Controllership
                                                 Board.                     Services of Pioneer; and Treasurer
                                                                            of all of the Pioneer Funds since
                                                                            March 2008; Deputy Treasurer of
                                                                            Pioneer from March 2004 to
                                                                            February 2008; Assistant Treasurer
                                                                            of all of the Pioneer Funds from
                                                                            March 2004 to February 2008; and
                                                                            Treasurer and Senior Vice
                                                                            President, CDC IXIS Asset
                                                                            Management Services from 2002 to
                                                                            2003
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (43)     Assistant Treasurer    Since 2004. Serves         Assistant Vice President - Fund     None
                                                 at the discretion of       Accounting, Administration and
                                                 the Board.                 Controllership Services of
                                                                            Pioneer; and Assistant Treasurer
                                                                            of all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (50)        Assistant Treasurer    Since 2004. Serves         Fund Accounting Manager - Fund      None
                                                 at the discretion of       Accounting, Administration and
                                                 the Board.                 Controllership Services of
                                                                            Pioneer; and Assistant Treasurer
                                                                            of all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------

50    Pioneer Floating Rate Trust  | Annual Report | 11/30/08

------------------------------------------------------------------------------------------------------------------------------------
                          Position Held          Length of Service          Principal Occupation                Other Directorships
Name and Age              with the Trust         and Term of Office         During Past Five Years              Held by this Officer
------------------------------------------------------------------------------------------------------------------------------------
Katherine Kim Sullivan    Assistant Treasurer    Since 2004. Serves         Fund Administration Manager - Fund  None
(34)                                             at the discretion of       Accounting, Administration and
                                                 the Board.                 Controllership Services since June
                                                                            2003 and Assistant Treasurer of
                                                                            all of the Pioneer Funds since
                                                                            September 2003; Assistant Vice
                                                                            President - Mutual Fund Operations
                                                                            of State Street Corporation from
                                                                            June 2002 to June 2003 (formerly
                                                                            Deutsche Bank Asset Management)
------------------------------------------------------------------------------------------------------------------------------------
Teri W. Anderholm (49)    Chief Compliance       Since January 2007.        Chief Compliance Officer of         None
                          Officer                Serves at the              Pioneer since December 2006 and of
                                                 discretion of the Board.   all the Pioneer Funds since
                                                                            January 2007; Vice President and
                                                                            Compliance Officer, MFS Investment
                                                                            Management (August 2005 to
                                                                            December 2006); Consultant,
                                                                            Fidelity Investments (February
                                                                            2005 to July 2005); Independent
                                                                            Consultant (July 1997 to February
                                                                            2005)
------------------------------------------------------------------------------------------------------------------------------------
* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Trust's investment adviser and certain of its affiliates.

The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly wholly owned by UniCredit S.p.A. ("UniCredit"), one of the largest banking groups in Italy. Pioneer, the Trust's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

                  Pioneer Floating Rate Trust  | Annual Report | 11/30/08     51

                            This page for your notes.

52    Pioneer Floating Rate Trust  | Annual Report | 11/30/08

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


You can call American Stock Transfer & Trust Company (AST) for:
--------------------------------------------------------------------------------
Account Information                                     1-800-710-0935
Telecommunications Device for the Deaf                  1-800-231-5469
(TDD)


Or write to AST:
--------------------------------------------------------------------------------
For                                                     Write to

General inquiries, lost dividend checks,                American Stock
change of address, lost stock certificates,             Transfer & Trust
stock transfer                                          Operations Center
                                                        6201 15th Ave.
                                                        Brooklyn, NY 11219

Dividend reinvestment plan (DRIP)                       American Stock
                                                        Transfer & Trust
                                                        Wall Street Station
                                                        P.O. Box 922
                                                        New York, NY 10269-0560

Website                                                 www.amstock.com

This report must be preceded or accompanied by a prospectus.

The Trust files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust's Chief Executive Officer is required by the New York Stock Exchange's Listing Standards to file annually with the Exchange a certification that he is not aware of any violation by the Trust of the Exchange's Corporate Governance Standards applicable to the Trust. The Trust has signed such certification.


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Fund, including fees associated with the filings of its Form N-1A, totaled approximately $48,700 in 2008 and approximately $45,735 in 2007.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit related fees for the Fund's audit related services totaled approximately $9,650 and $9,285 in 2008 and 2007, respectively.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled $8,290 in 2008 and $7,820 in 2007.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended November 30, 2008 and 2007, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.


The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled approximately $17,940 in 2008 and $17,105 in 2007.

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section
3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

The registrant has a separately-designated standing audit committe eestablished in accordance with Section
3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

		    Proxy Voting Policies and Procedures of
                       Pioneer Investment Management, Inc.

                            VERSION DATED July, 2004

                                    Overview

   Pioneer Investment Management, Inc. ("Pioneer") is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must place its client's interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. Pioneer will vote all proxies presented in a timely manner.

   The Proxy Voting Policies and Procedures are designed to complement Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. Pioneer's Proxy Voting Policies summarize Pioneer's position on a number of issues solicited by companies held by Pioneer's clients. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios.

   Pioneer's Proxy Voting Procedures detail monitoring of voting, exception votes, and review of conflicts of interest and ensure that case-by-case votes are handled within the context of the overall guidelines (i.e. best interest of client). The overriding goal is that all proxies for US and non-US companies that are received promptly will be voted in accordance with Pioneer's policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us or the Proxy Voting Oversight Group determines that the circumstances justify a different approach.

   Pioneer does not delegate the authority to vote proxies relating to its clients to any of its affiliates, which include other subsidiaries of UniCredito.

   Any questions about these policies and procedures should be directed to the Proxy Coordinator.

                             Proxy Voting Procedures

   Proxy Voting Service
   Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting policies established by Pioneer. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

   Proxy Coordinator
   Pioneer's Director of Investment Operations (the "Proxy Coordinator") coordinates the voting, procedures and reporting of proxies on behalf of Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Director of Portfolio Management US or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Compliance Department whether Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

   Referral Items
   From time to time, the proxy voting service will refer proxy questions to the Proxy Coordinator that are described by Pioneer's policy as to be voted on a case-by-case basis, that are not covered by Pioneer's guidelines or where Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such certain circumstances, the Proxy Coordinator will seek a written voting recommendation from the Director of Portfolio Management US. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided. In addition, the Proxy Coordinator will ask the Compliance Department to review the question for any actual or apparent conflicts of interest as described below under "Conflicts of

   Interest." The Compliance Department will provide a "Conflicts of Interest Report," applying the criteria set forth below under "Conflicts of Interest," to the Proxy Coordinator summarizing the results of its review. In the absence of a conflict of interest, the Proxy Coordinator will vote in accordance with the recommendation of the Director of Portfolio Management US.

   If the matter presents a conflict of interest for Pioneer, then the Proxy Coordinator will refer the matter to the Proxy Voting Oversight Group for a decision. In general, when a conflict of interest is present, Pioneer will vote according to the recommendation of the Director of Portfolio Management US where such recommendation would go against Pioneer's interest or where the conflict is deemed to be immaterial. Pioneer will vote according to the recommendation of its proxy voting service when the conflict is deemed to be material and the Pioneer's internal vote recommendation would favor Pioneer's interest, unless a client specifically requests Pioneer to do otherwise. When making the final determination as to how to vote a proxy, the Proxy Voting Oversight Group will review the report from the Director of Portfolio Management US and the Conflicts of Interest Report issued by the Compliance Department.

   Conflicts of Interest
   A conflict of interest occurs when Pioneer's interests interfere, or appear to interfere with the interests of Pioneer's clients. Occasionally, Pioneer may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:

       o An affiliate of Pioneer, such as another company belonging to the UniCredito Italiano S.p.A. banking group (a "UniCredito Affiliate");

       o An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

       o An issuer of a security for which UniCredito has informed Pioneer that a UniCredito Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

       o A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer's business.

       o Pioneer will abstain from voting with respect to companies directly or indirectly owned by UniCredito Italiano Group, unless otherwise directed by a client. In addition, Pioneer will inform PGAM Global Compliance and the PGAM Independent Directors before exercising such rights.

   Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Compliance Department. The Compliance Department will review each item referred to Pioneer to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report to the Proxy Coordinator.

   Securities Lending
   In conjunction with industry standards Proxies are not available to be voted when the shares are out on loan through either Pioneer's lending program or a client's managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer's instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares.

   Share-Blocking

   "Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

   Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.

   Record Keeping
   The Proxy Coordinator shall ensure that Pioneer's proxy voting service:

       o Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

       o   Retains a record of the vote cast;

       o Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

       o Is able to promptly provide Pioneer with a copy of the voting record upon its request.

   The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

       o    A record memorializing the basis for each referral vote cast;

       o A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

       o A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.

       o Pioneer shall maintain the above records in the client's file for a period not less than ten (10) years.

     Disclosure
     Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how Pioneer voted with respect to assets held in their accounts. In addition, Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer's Form ADV (Part II) disclosure, by separate notice to the client, or through Pioneer's website.

     Proxy Voting Oversight Group
     The members of the Proxy Voting Oversight Group are Pioneer's: Director of Portfolio Management US, Head of Investment Operations, and Director of Compliance. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Head of Investment Operations will chair the Proxy Voting Oversight Group.

     The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer's Proxy Voting Policies and Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

     Amendments
     Pioneer may not amend its Proxy Voting Policies And Procedures without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A

   Proxy Voting Policies
   Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

   All proxies that are received promptly will be voted in accordance with the specific policies listed below. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us. Proxy voting issues will be reviewed by Pioneer's Proxy Voting Oversight Group, which consists of the Director of Portfolio Management US, the Director of Investment Operations (the Proxy Coordinator), and the Director of Compliance.

   Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies.

   Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.

Administrative
   While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

   We will generally support these and similar management proposals:

       o    Corporate name change.

       o    A change of corporate headquarters.

       o    Stock exchange listing.

       o    Establishment of time and place of annual meeting.

       o    Adjournment or postponement of annual meeting.

       o    Acceptance/approval of financial statements.

       o Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

       o    Approval of minutes and other formalities.

       o Authorization of the transferring of reserves and allocation of income.

       o    Amendments to authorized signatories.

       o    Approval of accounting method changes or change in fiscal year-end.

       o    Acceptance of labor agreements.

       o    Appointment of internal auditors.

   Pioneer will vote on a case-by-case basis on other routine business; however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items inconsistent, in its view, with supporting the value of Pioneer portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.

Auditors
     We normally vote for proposals to:

       o Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

       o    Restore shareholder rights to ratify the auditors.

     We will normally oppose proposals that require companies to:

       o    Seek bids from other auditors.

       o Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

       o    Indemnify auditors.

       o Prohibit auditors from engaging in non-audit services for the company.

     Board of Directors
     On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

     General Board Issues
     Pioneer will vote for:

       o Audit, compensation and nominating committees composed of independent directors exclusively.

       o Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

       o Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

       o    Election of an honorary director.

     We will vote against:

       o    Minimum stock ownership by directors.

       o Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

       o Requirements for union or special interest representation on the board.

       o    Requirements to provide two candidates for each board seat.

     We will vote on a case-by case basis on these issues:

       o Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

     Elections of Directors
     In uncontested elections of directors we will vote against:

       o Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

       o Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

     We will also vote against:

       o Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

       o Directors who appear to lack independence or are associated with very poor corporate performance.

     We will vote on a case-by case basis on these issues:

       o Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead " directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

       o    Contested election of directors.

       o Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

       o    Mandatory retirement policies.

       o Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

     Takeover-Related Measures
     Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.

     Pioneer will vote for:

       o    Cumulative voting.

       o    Increase ability for shareholders to call special meetings.

       o    Increase ability for shareholders to act by written consent.

       o    Restrictions on the ability to make greenmail payments.

       o    Submitting rights plans to shareholder vote.

       o    Rescinding shareholder rights plans ("poison pills").

       o    Opting out of the following state takeover statutes:

     o Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

     o Control share cash-out provisions, which require large holders to acquire shares from other holders.

     o Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.

     o Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

     o Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

     o Fair price provisions.

     o Authorization of shareholder rights plans.

     o Labor protection provisions.

     o Mandatory classified boards.

     We will vote on a case-by-case basis on the following issues:

       o Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

       o Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

       o    Proposals that allow shareholders to nominate directors.

     We will vote against:

       o    Classified boards, except in the case of closed-end mutual funds.

       o Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on a case-by-case basis proposals that authorize the board to make interim appointments.

       o    Classes of shares with unequal voting rights.

       o    Supermajority vote requirements.

       o Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.

       o Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

       o    Extension of advance notice requirements for shareholder proposals.

       o Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

       o Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

     Capital Structure
     Managements need considerable flexibility in determining the company's financial structure, and Pioneer normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

     Pioneer will vote for:

       o    Changes in par value.

       o    Reverse splits, if accompanied by a reduction in number of shares.

       o Share repurchase programs, if all shareholders may participate on equal terms.

       o    Bond issuance.

       o    Increases in "ordinary" preferred stock.

       o Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

       o    Cancellation of company treasury shares.

     We will vote on a case-by-case basis on the following issues:

       o Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

       o Increase in authorized common stock. We will make a determination considering, among other factors:

     o Number of shares currently available for issuance;

     o Size of requested increase (we would normally approve increases of up to 100% of current authorization);

     o Proposed use of the additional shares; and

     o Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

       o Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

       o    Proposals to submit private placements to shareholder vote.

       o    Other financing plans.

     We will vote against preemptive rights that we believe limit a company's financing flexibility.

     Compensation
     Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose.

     Pioneer will vote for:

       o    401(k) benefit plans.

       o Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

       o Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

     o Amendments to performance plans to conform with OBRA;

     o Caps on annual grants or amendments of administrative features;

     o Adding performance goals; and

     o Cash or cash-and-stock bonus plans.

       o Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

       o    Require that option repricings be submitted to shareholders.

       o    Require the expensing of stock-option awards.

       o Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

       o Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

     We will vote on a case-by-case basis on the following issues:

       o Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

       o The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

            Dilution = (A + B + C) / (A + B + C + D), where

            A = Shares reserved for plan/amendment,

            B = Shares available under continuing plans,

            C = Shares granted but unexercised and

            D = Shares outstanding.

       o    The plan must not:

            o Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval.

            o Be a self-replenishing "evergreen" plan, plans that grant discount options and tax offset payments.

     o We are generally in favor of proposals that increase participation beyond executives.

     o We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three- or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.

     o We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.

     o We generally support proposals asking companies to adopt stock holding periods for their executives.

       o    All other employee stock purchase plans.

       o All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

       o All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

     We will vote against:

       o Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

       o    Elimination of stock option plans.

     We will vote on a case-by case basis on these issues:

       o    Limits on executive and director pay.

       o    Stock in lieu of cash compensation for directors.

     Corporate Governance
     Pioneer will vote for:

       o    Confidential Voting.

       o Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

       o Proposals requiring directors to disclose their ownership of shares in the company.

     We will vote on a case-by-case basis on the following issues:

       o Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

       o Bundled proposals. We will evaluate the overall impact of the proposal.

       o    Adopting or amending the charter, bylaws or articles of association.

       o Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

     We will vote against:

       o Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.

       o    Limitations on stock ownership or voting rights.

       o    Reduction in share ownership disclosure guidelines.

     Mergers and Restructurings
     Pioneer will vote on the following and similar issues on a case-by-case basis:

       o    Mergers and acquisitions.

       o Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

       o    Debt restructurings.

       o    Conversion of securities.

       o    Issuance of shares to facilitate a merger.

       o    Private placements, warrants, convertible debentures.

       o Proposals requiring management to inform shareholders of merger opportunities.

     We will normally vote against shareholder proposals requiring that the company be put up for sale.

     Mutual Funds
     Many of our portfolios may invest in shares of closed-end mutual funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues.

     Pioneer will vote for:

       o    Establishment of new classes or series of shares.

       o    Establishment of a master-feeder structure.

     Pioneer will vote on a case-by-case on:

       o Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

       o    Approval of new or amended advisory contracts.

       o    Changes from closed-end to open-end format.

       o    Authorization for, or increase in, preferred shares.

       o    Disposition of assets, termination, liquidation, or mergers.

       o Classified boards of closed-end mutual funds, but will typically support such proposals.

     Social Issues
     Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. "Social Issues" may generally be described as shareholder proposals for a company to:

       o Conduct studies regarding certain issues of public concern and interest;

       o Study the feasibility of the company taking certain actions with regard to such issues; or

       o Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.

     We believe these issues are important and should receive management attention.

     Pioneer will vote against proposals calling for substantial changes in the company's business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Additional Information About the Portfolio Managers

Other Accounts Managed by the Portfolio Managers. The table below indicates, for each portfolio manager of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of November 30, 2008. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio manager's personal investment accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.

--------------------- -------------------- ----------------- ------------------- ------------------ -------------------
Name of Portfolio     Type of Account      Number of         Total Assets        Number of          Assets Managed
Manager                                    Accounts Managed  Managed             Accounts Managed   for which
                                                                                 for which          Advisory Fee is
                                                             (in millions)       Advisory Fee is    Performance-Based
                                                                                 Performance-Based
                                                                                                    (in millions)
--------------------- -------------------- ----------------- ------------------- ------------------ -------------------
--------------------- -------------------- ----------------- ------------------- ------------------ -------------------
Mark Okada            Other Registered     6                 $2,913              N/A                N/A
                      Investment
                      Companies
                      -------------------- ----------------- ------------------- ------------------ -------------------
                      -------------------- ----------------- ------------------- ------------------ -------------------
                      Other Pooled         33                $20,422             29                 $19,463
                      Investment Vehicles
                      -------------------- ----------------- ------------------- ------------------ -------------------
                      -------------------- ----------------- ------------------- ------------------ -------------------
                      Other Accounts       0                 $0                  N/A                N/A
--------------------- -------------------- ----------------- ------------------- ------------------ -------------------


--------------------- -------------------- ----------------- ------------------- ------------------ -------------------
Name of Portfolio     Type of Account      Number of         Total Assets        Number of          Assets Managed
Manager                                    Accounts Managed  Managed             Accounts Managed   for which
                                                                                 for which          Advisory Fee is
                                                             (in millions)       Advisory Fee is    Performance-Based
                                                                                 Performance-Based
                                                                                                    (in millions)
--------------------- -------------------- ----------------- ------------------- ------------------ -------------------
--------------------- -------------------- ----------------- ------------------- ------------------ -------------------
Joseph Dougherty      Other Registered     11                $3,548              2                  $143
                      Investment
                      Companies
                      -------------------- ----------------- ------------------- ------------------ -------------------
                      -------------------- ----------------- ------------------- ------------------ -------------------
                      Other Pooled         0                 $0                  N/A                N/A
                      Investment Vehicles
                      -------------------- ----------------- ------------------- ------------------ -------------------
                      -------------------- ----------------- ------------------- ------------------ -------------------
                      Other Accounts       0                 $0                  N/A                N/A
--------------------- -------------------- ----------------- ------------------- ------------------ -------------------

--------------------- -------------------- ----------------- ------------------- ------------------ -------------------
Name of Portfolio     Type of Account      Number of         Total Assets        Number of          Assets Managed
Manager                                    Accounts Managed  Managed             Accounts Managed   for which
                                                                                 for which          Advisory Fee is
                                                             (in millions)       Advisory Fee is    Performance-Based
                                                                                 Performance-Based
                                                                                                    (in millions)
--------------------- -------------------- ----------------- ------------------- ------------------ -------------------
--------------------- -------------------- ----------------- ------------------- ------------------ -------------------
Brad Borud            Other Registered     14                $4,140              2                  $143
                      Investment
                      Companies
                      -------------------- ----------------- ------------------- ------------------ -------------------
                      -------------------- ----------------- ------------------- ------------------ -------------------
                      Other Pooled         0                 $0                  N/A                N/A
                      Investment Vehicles
                      -------------------- ----------------- ------------------- ------------------ -------------------
                      -------------------- ----------------- ------------------- ------------------ -------------------
                      Other Accounts       0                 $0                  N/A                N/A
--------------------- -------------------- ----------------- ------------------- ------------------ -------------------

Potential Conflicts of Interest. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interest are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interest. The fund's investment subadviser also has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each situation in which a conflict might arise. See "Compensation of Portfolio Managers" below.

o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts' investment objectives and policies. This allocation methodology necessarily involves some ubjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Pioneer believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.

o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers. Pioneer has adopted a system of compensation for portfolio managers that seeks to align the financial interests of the portfolio managers with those of shareholders of the accounts (including Pioneer funds) the portfolio managers manage, as well as with the financial performance of Pioneer. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and align the interests of the investment professional with those of shareholders, as well as with the financial performance of Pioneer. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

o Quantitative Investment Performance. The quantitative investment performance calculation is based on pre-tax investment performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the fund, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and a broad-based securities market index measuring the performance of the same type of securities in which the accounts invest (40%), which, in the case of the fund, is the CSFB Leveraged Loan Index. As a result of these two benchmarks, the performance of the portfolio manager for compensation purposes is measured against the criteria that are relevant to the portfolio manager's competitive universe.
o Qualitative Performance. The qualitative performance component with respect to all of the accounts managed by the portfolio manager includes objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.
o Pioneer Results and Business Line Results. Pioneer's financial performance, as well as the investment performance of its investment management group, affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

The quantitative and qualitative performance components comprise 80% and 20%, respectively, of the overall bonus calculation (on a pre-adjustment basis). A portion of the annual bonus is deferred for a specified period and may be invested in one or more Pioneer funds.

Certain portfolio managers may participate in other programs designed to reward and retain key contributors. Senior executives or other key employees may be granted performance units based on the stock price performance of UniCredit and the financial performance of Pioneer Global Asset Management S.p.A., which are affiliates of Pioneer. Portfolio managers also may participate in a deferred compensation program, whereby deferred amounts are invested in one or more Pioneer funds.

Share Ownership by Portfolio Manager. The following table indicates as of November 30, 2008 the value, within the indicated range, of shares beneficially owned by the portfolio manager of the fund.

---------------------------------------- ----------------------------------------------------------------
Name of Portfolio Manager                Beneficial Ownership of the Fund*
---------------------------------------- ----------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------
Mark Okada                               C
---------------------------------------- ----------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------
Joseph Dougherty                         C
---------------------------------------- ----------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------
Brad Borud                               A
---------------------------------------- ----------------------------------------------------------------


*Key to Ranges

A. None B. $1 - $10,000 C. $10,001 - $50,000 D. $50,001 - $100,000
E. $100,001 - $500,000 F. $500,001 - $1,000,000 G. Over $1,000,000



Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

During the period covered by this report, there were no purchases made by or on behalf of the registrant or any affiliated purchaser as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the Exchange Act), of shares of the registrants equity securities that are registered by the registrant pursuant to
Section 12 of the Exchange Act.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

During the filing period of the report, fund management identified a significant deficiency relating to the execution of an existing control relating to the sub-adviser's review of portfolio holdings. This deficiency did not materially impact the accuracy of the fund's financial statements attached in Item 1. There was no material impact to the shareholders and fund management discussed this matter with the Registrant's Audit Committee and auditors. The control structure has been altered as disclosed in Item 11(b) below.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There have been no significant changes in the Registrant's internal control over financial reporting that occurred during the Registrant's second fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

As referenced above, on November 11, 2008, the Board of Trustees determined not to continue the investment sub-advisory agreement with the sub-adviser. The sub-advisory agreement terminated in accordance with its terms on December 31, 2008. On January 1, 2009, the Registrant's investment adviser assumed full responsibility for the day-to-day investment management of the Registrant and therefore the former sub-adviser's controls no longer affect the Registrant's internal controls over financial reporting.


The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Floating Rate Trust


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date January 28, 2009


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date January 28, 2009


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer

Date January 28, 2009

* Print the name and title of each signing officer under his or her signature.